                                                                File No. 2-98265
                                                                        811-4320

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                       POST-EFFECTIVE AMENDMENT NO. 11 TO
                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


Exact name of trust:            OHIO NATIONAL VARIABLE ACCOUNT R

Name of depositor:              OHIO NATIONAL LIFE ASSURANCE CORPORATION

Complete address of depositor's principal executive offices:

                                237 William Howard Taft Road
                                Cincinnati, Ohio  45219

Name and complete address of agent for service:

                                Ronald L. Benedict, Esq.
                                Ohio National Life Assurance Corporation
                                P.O. Box 237
                                Cincinnati, Ohio  45201

Notice to:                      W. Randolph Thompson, Esq.
                                Of Counsel
                                Jones & Blouch L.L.P.
                                Suite 405 West
                                1025 Thomas Jefferson Street, N.W.
                                Washington, D.C.  20007

It is proposed that this filing will become effective (check appropriate box):

              immediately upon filing pursuant to paragraph (b)
       -----
              on (date) pursuant to paragraph (b)
       -----
              60 days after filing pursuant to paragraph (a)(i)
       -----
         X    on May 1, 1996, pursuant to paragraph (a)(i)
       -----
              75 days after filing pursuant to paragraph (a)(ii)
       -----
              on (date) pursuant to paragraph (a)(ii) of Rule 485.
       -----
If appropriate, check the following box:
              This post-effective amendment designates a new effective date for
       -----      a previously filed post-effective amendment.

Title and amount of securities being registered: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS ("VARI-VEST II"). Registrant has heretofore registered an indefinite amount of such flexible premium variable life insurance contracts under the Securities Act of l933 pursuant to Rule 24f-2 and on February 23, l996 filed its Rule 24f-2 Notice for its most recent fiscal year.

                                     PART I

                                   PROSPECTUS

                                   PROSPECTUS
                                  VARI-VEST II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                     OHIO NATIONAL LIFE VARIABLE ACCOUNT R
                          237 WILLIAM HOWARD TAFT ROAD
                             CINCINNATI, OHIO 45219
                            TELEPHONE (513) 861-3600

This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R (the "variable account"), a separate account of Ohio National Life Assurance Corporation (the "Company"). The Company is a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

The contract described herein has a minimum stated amount of $100,000 and a sales charge which is deducted in part from premium payments and in part from cash value upon surrender, partial surrender or a decrease in stated amount during the first ten contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 70. In addition, the Company offers contracts which provide for a reduction of sales load for certain existing policyholders of the Company and Ohio National Life.

The contract is "flexible" because, subject to certain restrictions, it permits you to adjust the timing and amount of your premium payments, to direct net premiums to one or more of the subaccounts of the variable account or to the general account, to choose from two death benefit plans, and to increase or decrease the level of death benefits under such plans. The contract is "variable" because the value of the contract will change with the performance of the investment media selected. The flexible and variable features of the contract give you the opportunity throughout your lifetime to meet your changing life insurance needs and to accommodate to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.

The contract provides life insurance coverage to age 95. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its cash value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's cash value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's cash value. Under either plan, the Company offers to insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you satisfy a minimum premium requirement.

When you purchase a contract, you will be required to pay an initial premium. During the first two contract years you must pay minimum premiums to keep the contract in force. Thereafter, you must satisfy the minimum premium requirement if you wish to keep the death benefit guarantee in effect. In addition, there is a guideline annual premium which is used to determine the amount of sales charge we may deduct from your premium payments.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE FUND.


                                  MAY 1, 1996

As a planning device, you will be asked to adopt a planned premium schedule that indicates the level of your intended payments under the contract. The planned premium will generally fall somewhere between the minimum and guideline annual premium amounts. The exact amount of such premium will depend upon your objectives and your estimate of long-term investment performance. The minimum, guideline and planned premiums will be set forth on the specification page of your contract. While such premiums affect the amount and timing of your premium payments in limited ways, the contract is designed to afford you substantial flexibility with respect to such premium payments. After the first two contract years, in the absence of premium payments, including the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force as long as the cash surrender value (less any contract indebtedness) is sufficient to pay the next monthly deduction for contract charges.

Net premiums will be allocated at your direction among the investment accounts offered by the Company. Currently, the Company offers ten such investment accounts: the nine subaccounts of the variable account and the Company's general account. Each of the variable subaccounts invests in a corresponding portfolio of Ohio National Fund, Inc. (the "Fund"). The Fund is a series mutual fund which includes equity, money market, bond, flexible, international, capital appreciation, small cap, global contrarian and aggressive growth portfolios. The investment portfolios are described in the attached Fund prospectus. Your contract's cash value will reflect the investment performance of the subaccounts you select and is not guaranteed.

Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the second contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.

The Company offers another flexible premium variable life policy (the "policy") which is substantially similar to the contract except that it includes a "wash loan" feature (for insureds over age 65 who have held their policy for 10 years or more) and has a different charge structure. If you are interested in the "wash-loan" feature, consult your agent concerning whether the contract or the policy would better suit your needs.

                               TABLE OF CONTENTS

Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

Assumptions And Scope Of Prospectus  . . . . . . . . . . . . . . . . . . . .   8

Summary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

Ohio National Companies  . . . . . . . . . . . . . . . . . . . . . . . . . .  12
    Ohio National Life Assurance Corporation (the "Company")   . . . . . . .  12
    The Ohio National Life Insurance Company ("Ohio National Life")  . . . .  12
    Ohio National Variable Account R (the "variable account")  . . . . . . .  13
    Ohio National Fund, Inc.  (the "Fund")   . . . . . . . . . . . . . . . .  13

Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
    Plan A - Level Benefit . . . . . . . . . . . . . . . . . . . . . . . . .  15
    Plan B - Variable Benefit  . . . . . . . . . . . . . . . . . . . . . . .  16
    Change in Death Benefit Plan . . . . . . . . . . . . . . . . . . . . . .  16
    Death Benefit Guarantee  . . . . . . . . . . . . . . . . . . . . . . . .  17
    Changes in Stated Amount . . . . . . . . . . . . . . . . . . . . . . . .  17

Cash Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
    Determination of Variable Account Cash Values  . . . . . . . . . . . . .  18
    Accumulation Unit Values . . . . . . . . . . . . . . . . . . . . . . . .  19
    Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
    Surrender Privileges . . . . . . . . . . . . . . . . . . . . . . . . . .  20
    Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
    Purchasing a Contract  . . . . . . . . . . . . . . . . . . . . . . . . .  21
    Payment of Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . .  22
    Initial Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
    Minimum Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
    Planned Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
    Allocation of Premiums . . . . . . . . . . . . . . . . . . . . . . . . .  23
    Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
    Dollar Cost Averaging  . . . . . . . . . . . . . . . . . . . . . . . . .  24
    Telephone Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . .  24
    Lapse  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
    Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
    Conversion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
    Free Look  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
    Refund Right . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Charges And Deductions . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
    Premium Expense Charge . . . . . . . . . . . . . . . . . . . . . . . . .  26
    Reduction of Sales Load  . . . . . . . . . . . . . . . . . . . . . . . .  27
    Ohio National Life Employee Discount . . . . . . . . . . . . . . . . . .  27
    Monthly Deduction  . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    Risk Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
    Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
    Service Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    Other Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

General Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
    Voting Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
    Additions, Deletions or Substitutions of Investments  . . . . . . . . . .  31
    Annual Report   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    Limitation on Right to Contest  . . . . . . . . . . . . . . . . . . . . .  32
    Misstatements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    Suicide   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    Beneficiaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    Postponement of Payments  . . . . . . . . . . . . . . . . . . . . . . . .  33
    Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    Non-Participating Contract  . . . . . . . . . . . . . . . . . . . . . . .  33

The General Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    General Description   . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    Cash Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    Optional Insurance Benefits   . . . . . . . . . . . . . . . . . . . . . .  34
    Settlement Options  . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

Distribution Of The Contract  . . . . . . . . . . . . . . . . . . . . . . . .  34

Management Of The Company . . . . . . . . . . . . . . . . . . . . . . . . . .  35

Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

State Regulation Of The Company . . . . . . . . . . . . . . . . . . . . . . .  36

Federal Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
    Contract Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
    Correction of Modified Endowment Contract   . . . . . . . . . . . . . . .  37
    Right to Charge for Company Taxes   . . . . . . . . . . . . . . . . . . .  37

Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE FUND OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND.

                                  DEFINITIONS

Age - the insured's age at his or her nearest birthday.

Attained Age - the insured's age at the end of the most recent contract year.


Beneficiary - the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.

Cash Value - the sum of the contract cash values in the subaccounts of the variable account, the general account and the loan collateral account.

Cash Surrender Value - the cash value less any applicable surrender charges.

Code - the Internal Revenue Code of 1954, as amended, and all regulations promulgated thereunder.

Commission - the Securities and Exchange Commission.

Contract - the flexible premium variable life insurance contract offered by this prospectus.

Contract Date - the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month - each contract month starts on the same date in each calendar month as the contract date.

Contract Year - each contract year starts on the same date in each calendar years as the contract date.

Contract Indebtedness - the total of any unpaid contract loans.

Contractowner - the person so designated on the specification page of the contract.

Corridor Percentage Test - a method of determining the death benefit as required by the Code to qualify the contract as a "life insurance contract" thereunder. The death benefit so determined equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit - the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee - our guarantee that the contract will never lapse if you have met the minimum premium requirement.

Free Look - your right to cancel the contract or any increase for a specified period and to obtain a full refund of premiums paid with respect to such contract or increase.

Fund - Ohio National Fund, Inc.

General Account - our assets other than those allocated to the variable account or any other separate account we may establish.

Guideline Annual Premium - the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the contract.

Home Office - our principal executive offices located at 237 William Howard
        Taft Road, Cincinnati, Ohio 45219.

Initial Premium - an amount required to commence contract coverage at least equal to one monthly minimum premium.

Insured - the person upon whose life the contract is issued.

Issue Date - the date we approve your application and issue your contract. The issue date will be the same as the contract date except for backdated contracts for which the contract date will be prior to the issue date.

Loan Collateral Account - an account to which cash value in an amount equal to a contract loan is transferred pro rata from the subaccounts of the variable account and the general account.

Loan Value - the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you borrow at any time.

Maturity Date - unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 95th birthday.

Minimum Premium - the monthly premium set forth on the contract specification page necessary to keep the contract in force during the first two contract years and to maintain the death benefit guarantee thereafter. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction - the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums - the premiums you pay less the premium expense charge.

Planned Premium - a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Portfolio - a portion of the Fund's assets represented by a separate class or series of stock and having a specified investment objective.

Premium Expense Charge - an amount deducted from gross premiums consisting of a sales load and the state premium tax and other state and local taxes applicable to your contract.

Proceeds - the amount payable on surrender, maturity or death.

Process Day - the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns - "our", "us" or "we" means Ohio National Life Assurance Corporation.
        "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.

Receipt - with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to the close of trading on the New York Stock Exchange. If received on a day that is not a valuation date or after the close of trading on the New York Stock Exchange on a valuation date, it is deemed received on the next valuation date.

Risk Charge - the charge imposed by the Company against variable account assets for assuming the expense and mortality risks under the contract.

Settlement Options - methods of paying the proceeds other than in a lump sum.

Stated Amount - the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.

Subaccount - a subdivision of the variable account which invests exclusively in the shares of a corresponding portfolio of the Fund.

Surrender Charge - a two part charge assessed in connection with contract surrenders, lapses and decreases in stated amount, consisting of a contingent deferred sales charge applicable for ten years, and a contingent deferred insurance underwriting charge applicable for seven years, from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase.

Valuation Date - each day on which the net asset value of Fund shares is determined. See page 17 of the accompanying Fund prospectus.

Valuation Period - the period between two successive valuation dates which begins as of the close of trading on the New York Stock Exchange on one valuation date and ends on the close of such trading on the next valuation date.

Variable Account - Ohio National Variable Account R.

                                  INTRODUCTION

As described on the cover page of this prospectus, the contract offered hereby is a flexible premium variable life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects. You receive insurance coverage to age 95 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect. You may surrender the contract at any time and receive its cash surrender value. After the first contract year, you may borrow up to the loan value of the contract. To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance. There is no schedule of required premiums to keep the contract in force. Instead, within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances. In addition, you direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the subaccounts of the variable account you select. However, unlike traditional insurance, such values are neither guaranteed nor limited to an assumed rate of interest. The contract also permits you to elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy. Finally, the contract under either plan permits you to increase the stated amount of insurance coverage any time after the first contract year and to decrease the stated amount two years after the issue date.

                      ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to the variable account and contains only selected information regarding the general account. (See "The General Account" at page 33.) For details regarding elements of the contract involving the general account, see your contract.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes: that (1) "you", the "contractowner" and the "insured" are the same person (such terms generally being used interchangeably), (2) the death benefit guarantee is in effect, (3) the cash surrender value of your contract is sufficient to pay the next monthly deduction, (4) there is no outstanding contract indebtedness, (5) the death benefit is not determined by the corridor percentage test, (6) the contract is not backdated, and (7) payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

                                    SUMMARY

The following summary is intended to provide you with a general description of the most important features of the contract. To understand this summary, reference should be made to the preceding "Definitions" section for the meaning of various terms. This summary is not comprehensive and is qualified in its entirety by the more specific information contained in this prospectus, the attached Fund prospectus and the statement of additional information referred to therein. This summary presents selected information in the same sequence and employs the same headings as the body of the prospectus. Consult the table of contents to locate the fuller discussion of each item included herein.

OHIO NATIONAL COMPANIES

OHIO NATIONAL LIFE ASSURANCE CORPORATION (the "Company") - a stock life insurance company established under the laws of Ohio on June 26, 1979.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") - a mutual life insurance company organized in 1909 under the laws of Ohio which currently has assets in excess of $5.5 billion. Ohio National Life controls the Company and the Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering the Company and its flexible product program, its assets do not back the contract.

OHIO NATIONAL VARIABLE ACCOUNT R (the "variable account") - established by the Company on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to the variable account are segregated from the Company's other assets and are protected from claims and liabilities arising from the Company's other lines of business. The Company's general account assets, however, are available to support benefits under the contract.

There are currently nine separate subaccounts within the variable account. The assets of each are invested exclusively in shares of a corresponding investment portfolio of the Fund.

OHIO NATIONAL FUND, INC. (the "Fund") - is an open-end diversified management investment company, commonly referred to as a mutual fund. The Fund currently has nine investment portfolios in which the contracts' assets may be invested: the Growth Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio and Aggressive Growth Portfolio (the "portfolios"). The operations of the Fund, its investment adviser and the investment objectives and policies of each portfolio are described in the attached Fund prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, to the extent you allocate net premiums to the subaccounts, the cash value of your contract will vary with the investment performance of Fund shares.

DEATH BENEFITS

You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the cash value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased cash value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid into an interest-bearing checking account established in your beneficiary's name or, at your option, applied in whole or in part under one or more settlement options.

After the first contract year you may increase your stated amount, and two years after the issue date you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.

The contract includes a death benefit guarantee. Under this provision, we guarantee that the death benefit will never be less than the stated amount, provided you satisfy the minimum premium requirement. Accordingly, a cash surrender value insufficient to meet the current monthly deduction as a result of adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

CASH VALUE

The cash value of your contract equals the sum of the cash values in the general account, the subaccounts of the variable account and the loan collateral account. The general account cash value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The cash value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and the investment experience associated therewith. Such investment experience is not guaranteed. In addition, the subaccount and the general account cash values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.

Loans - after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 75% of your cash surrender value. Loan interest is payable in advance at a rate of 7.4% (an effective compound annual rate of 8%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.

Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Cash value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Cash value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 5%. Currently, we credit interest at an annual rate of 6.75%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, cash value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.

Surrender Privileges - at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after two years from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.

Withholding Payment After Premium Payment - The Company may withhold payment of any increased cash value or loan value resulting from a recent premium payment
until your premium check has cleared.   This could take-up to 15 days after we
receive your check.

PREMIUMS

An initial premium is required to purchase a contract. In addition, you must satisfy a minimum premium requirement during the first two contract years to keep the contract in force, and thereafter to keep the death benefit guarantee in effect. To satisfy the minimum premium requirement at any time, you must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of complete contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium to maintain the death benefit guarantee will be substantially increased. Such increase may affect your ability to keep the death benefit guarantee or the contract in force.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing or premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. Such premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. Such schedule is a planning device only and need not be adhered to.

Allocation of Premiums - you may allocate your net premiums to any of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer cash values and reallocate future premiums.

Transfers - we allow transfers of cash values among the subaccounts of the variable account and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.

Lapse - provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will never lapse. If you fail to satisfy the minimum premium requirement in the first two contract years, your contract will lapse after a 61 day grace period. In such case, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.

If you fail to satisfy the minimum premium requirement after the second contract year and, as a result, the death benefit guarantee is not in effect, the duration of your contract depends on its cash surrender value. The contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. If such is not the case, you will have a 61 day grace period in which to increase your cash surrender value through the payment of additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.

Reinstatement - once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.

Free Look - following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid therefor. In some states, applicable law requires that your refund be adjusted by any investment gains or losses. The free look period expires on the latest of 45 days from the date of your application for the contract or increase, 20 days from your receipt of the contract or increase and 10 days after we mail or deliver a written notice of your right to cancel.

Refund Right - if your contract lapses or you surrender it during the first two years following the issue date or the date of any increase, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.

CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, cash values and contract surrenders as follows:

(a) from premiums we deduct a premium expense charge. The premium expense charge includes a 4% deduction from premium payments for the life of the contract. Such charge and the contingent deferred sales charge referred to in paragraph (d) below are intended to compensate us for sales and distribution expenses. The premium expense charge also includes a deduction for the state premium tax and any other state and local taxes applicable to your contract. Currently, state premium taxes vary from 2% to 4%.

(b) against the cash value we make a monthly deduction covering the cost of insurance, administrative expenses ($5), the risk of providing the death benefit guarantee ($.01 per thousand of stated amount), and the cost of any optional insurance benefit added by rider;

(c) against the assets of the variable subaccounts we assess a daily charge equal to an annualized rate of .75% of such assets to compensate us for assuming certain mortality and expense risks; and

(d) from cash value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. Such surrender charges only apply during the first ten contract years following the contract date and the date of any increase in stated amount. The surrender charges consist of a contingent deferred sales charge and a contingent deferred insurance underwriting charge. The contingent deferred sales charge is 46% of premiums paid during the first two contract years up to two guideline annual premiums. For issue ages above age 55, this percentage scales down and reaches 13% by age 74. The contingent deferred insurance underwriting charge varies with age at issue or increase from $3 to $6 per thousand dollars of your first $500,000 of stated amount.


Because the contingent deferred sales charge only applies to premiums paid during the first two contract years, a contractowner may incur the smallest amount of such charge by paying only the required minimum premium during such period. Similarly, only premiums allocated to an increase within two years after the date of such increase are subject to the contingent deferred sales charge. Accordingly, premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.

In addition to the foregoing charges and deductions, we assess the following three service charges: (i) for partial surrenders the lesser of $25 or 2% of the amount surrendered, (ii) up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of cash value among the subaccounts and the general account and (iii) $25 for any special illustration of contract benefits that you may request. Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount to provide for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the attached Fund prospectus.

FEDERAL TAX MATTERS

All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract" as defined therein, any increases in cash value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders attributable to the increase in cash value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after 7 level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.

                            OHIO NATIONAL COMPANIES

OHIO NATIONAL LIFE ASSURANCE CORPORATION (THE "COMPANY")

The Company was established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. It is a wholly-owned stock subsidiary of The Ohio National Life Insurance Company. The Company is currently licensed to sell life insurance in 45 states and the District of Columbia. (See page 38 for the Company's financial statements.)

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company and became a mutual life insurance company on August 7, 1959. It writes life, accident and health insurance and annuities in 46 states and the District of Columbia. Currently it has assets in excess of $5.5 billion and equity in excess of $500 million. Ohio National Life provided the Company with the initial capital to finance its operations. From time to time, Ohio National Life may make additional capital contributions to the Company, although it is under no legal obligation to do so and its assets do not support the benefits provided under the contract.

OHIO NATIONAL VARIABLE ACCOUNT R (THE "VARIABLE ACCOUNT")

The Company established the variable account on May 6, 1985 pursuant to the insurance laws of the State of Ohio. The variable account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or the Company. Under Ohio law, the variable account assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. Variable account assets are not chargeable with liabilities arising out of any other business of the Company.

The Company keeps the variable account assets physically segregated from assets of the Company's general account. The Company maintains records of all purchases and redemptions of Fund shares by each of the subaccounts of the variable account.

The variable account currently has seven investment subaccounts, but may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in a portfolio of the Fund. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

OHIO NATIONAL FUND, INC.  (THE "FUND")

The Fund is organized as a Maryland corporation and is registered as an open-end diversified management investment company under the 1940 Act. The Fund currently has nine portfolios in which the contracts' assets may be invested. Each portfolio has different investment objectives. Each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio.

In addition to being offered to the variable account, Fund shares are currently offered to separate accounts of Ohio National Life in connection with variable annuity contracts and may in the future be offered to other insurance company separate accounts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Although neither the Company, Ohio National Life nor the Fund currently foresees any such disadvantage, the Board of Directors of the Fund will monitor events in order to identify any material conflict between variable life and variable annuity contractowners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the variable account's participation in the Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Fund; or (4) differences between voting instructions given by variable life and variable annuity contractowners.

The investment objectives of each portfolio are set forth below. There can be no assurance that any portfolio will achieve its stated objectives.

Equity Portfolio - long-term capital growth by investing principally in common stocks or other equity securities. Current income is a secondary objective.

Money Market Portfolio - maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

Bond Portfolio - high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

Omni Portfolio - high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments.

International Portfolio - long-term capital growth by investing primarily in common stocks of foreign companies.

Capital Appreciation Portfolio - maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

Small Cap Portfolio - maximum capital growth by investing primarily in common stocks of small and medium size companies.

Global Contrarian Portfolio - long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

Aggressive Growth Portfolio - capital growth.

The investment and reinvestment of Fund assets is directed by Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of Ohio National Life which makes use of the investment personnel and administrative systems of Ohio National Life. The investment and reinvestment of the assets of the following portfolios is managed by the firms indicated as subadvisers.

       PORTFOLIO                                  SUBADVISER
       ---------                                  ----------
       International and Global Contrarian        Societe Generale Asset Management Corp. ("SGAM")
       Capital Appreciation                       T. Rowe Price Associates, Inc. ("TRPA")
       Small Cap                                  Founders Asset Management, Inc. ("FAM")
       Aggressive Growth                          Strong Capital Management, Inc. ("SCM")

SGAM is a wholly-owned subsidiary of Societe Generale, one of the largest banks in Europe. TRPA manages assets for various individual and institutional investors, particularly the T. Rowe Price group of mutual funds. FAM manages the assets of the Founders group of mutual funds as well as private accounts. SCM manages the assets of the Strong group of mutual funds as well as pension funds and private accounts. Each of the Adviser, SGAM, TRPA, FAM and SCM is registered under the Investment Advisers Act of 1940. For more detailed information concerning each portfolio, including a description of investment risks, reference is made to the prospectus of the Fund which accompanies this prospectus.

The Company will purchase and redeem Fund shares for the variable account at net asset value without the imposition of any sales or redemption charge. Such shares represent an interest in one of the portfolios of the Fund. Each portfolio corresponds to a subaccount of the variable account. Any dividend or capital gain distributions received from the Fund will be reinvested in Fund shares at net asset value as of the dates paid.

On each valuation date, shares of each portfolio are purchased or redeemed by the Company for the variable account based on, among other things, the amount of net premiums allocated to the variable account, dividends and distributions reinvested, transfers to and among the subaccounts, loans, loan repayments and benefit payments to be made pursuant to the terms of the contract as of that date. Purchases and redemptions for the variable account are effected at the net asset value per share for each portfolio determined in the manner and at the time set forth in the accompanying Fund prospectus.

A full description of the Fund, its investment policies and restrictions, fees and expenses paid by it and other aspects of its operations are contained in the attached prospectus for the Fund and in the statement of additional information referred to therein.

                                 DEATH BENEFITS

As long as the contract remains in force (see "Premiums - Lapse" at page 25), we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid in one lump sum with interest from the date of the insured's death to the date of payment at a rate we determine which will not be less than an annual rate of 4%. Such proceeds will be paid into an interest- bearing checking account established in your beneficiary's name with Bank One, Springfield, Illinois. The account will bear interest based upon then current money market rates. The beneficiary will then be able to write checks against such account at any time and in any amount up to the total in the account. Such checks must be for a minimum amount of $250. We also offer beneficiaries and contractowners a wide variety of settlement options. (See "The General Account - Settlement Options" at page 34.)

The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.

PLAN A - LEVEL BENEFIT

The death benefit is the greater of (a) the contract's stated amount on the date of death or (b) the death benefit determined by the corridor percentage test. The death benefit determined by the corridor percentage test equals the cash value of the contract on the date of death plus such cash value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

              CORRIDOR                CORRIDOR                 CORRIDOR                 CORRIDOR
  ATTAINED    PERCEN-     ATTAINED    PERCEN-      ATTAINED     PERCEN      ATTAINED     PERCEN
     AGE        TAGE        AGE         TAGE          AGE        TAGE         AGE         TAGE
  --------    --------    --------    --------     --------    --------       ---         ----
40 & below      150%         52          71%          64          22%          91          4%
     41         143%         53          64%          65          20%          92          3%
     42         136%         54          57%          66          19%          93          2%
     43         129%         55          50%          67          18%          94          1%
     44         122%         56          46%          68          17%          95          0%
     45         115%         57          42%          69          16%
     46         109%         58          38%          70          15%
     47         103%         59          34%          71          13%
     48          97%         60          30%          72          11%
     49          91%         61          28%          73           9%
     50          85%         62          26%          74           7%
     51          78%         63          24%        75-90          5%

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, any time the cash value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the cash value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the cash value plus 150% of the cash value. Consequently, each additional dollar added to cash value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent cash value exceeds $40,000, each dollar taken out of cash value will reduce the death benefit by $2.50. If, for example, the cash value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the cash value below the $40,000 level will not affect the death benefit.

In the foregoing example, the breakpoint of $40,000 of cash value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your cash value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B - VARIABLE BENEFIT

The death benefit is equal to the greater of (a) the stated amount plus the cash value on the date of death or (b) the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, a contract with cash value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). A cash value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the cash value plus 150% of the contract's cash value. As a result, if the cash value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus cash value. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with a cash value of $80,000 will provide a death benefit of $200,000 ($80,000 + 150% X $80,000). Similarly, to the extent that cash value exceeds $66,667, each dollar taken out of cash value reduces the death benefit by $2.50. If, for example, the cash value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of cash value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your cash value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your cash value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans will not require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, at times when you wish to have favorable investment performance reflected in higher cash value, rather than increased insurance coverage, you should elect the Plan A death benefit. Conversely, at times when you wish to have favorable investment performance reflected in increased insurance coverage, rather than higher cash value, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your cash value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 cash value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the cash value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, cash values and premiums. While the death benefit under Plan B will be greater than under Plan A for a given stated amount, since the cash value is added to stated amount under Plan B but not under Plan A, the cost of insurance included in the monthly deduction will be greater under Plan B than under Plan A assuming the same stated amount. (See "Charges and Deductions - Monthly Deduction" at page 27.) Furthermore, assuming your cash value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your cash value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future cash value and death benefit to less than they otherwise would be, and vice versa.

DEATH BENEFIT GUARANTEE

We guarantee that the contract will never lapse provided you meet the minimum premium requirement. (See "Premiums - Minimum Premiums" at Page 22.) Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge of $.01 per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect.

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guaranteed may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you (a) double your stated amount or (b) increase your stated amount by $100,000 or more. A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount and after two years from the issue date decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges. (See "Charges and Deductions - Monthly Deduction" at page 27 and "Surrender Charge" at page
28.)

Increases. An increase is treated in a similar manner to the purchase to a new contract. To obtain an increase, you must submit a supplemental application to us with evidence demonstrating insurability. Depending on your cash value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

The pattern of surrender charges with respect to premiums allocated to an increase will be the same as with a new contract. (See "Charges and Deductions
- Surrender Charge" at page 28.) This means that only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.

With respect to premiums allocated to an increase, you will have the same free look, conversion and refund rights with respect to an increase as with the initial purchase of your contract. (See "Premiums - Free Look; Conversion; Refund Right " at page 25.)

Decreases. You may decrease your stated amount after two years from the issue date or the date of any increase, subject to the following limitations. The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000. Moreover, we will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test. If you decrease your stated amount and there are applicable surrender charges (see "Charges and Deductions - Surrender Charge" at page 28), we will assess the portion of such surrender charge attributable to the stated amount cancelled by the decrease against the cash value of your contract. For purposes of determining the surrender charges on the amount decreased and your cost of insurance charge on your remaining coverage (see "Charges and Deductions - Surrender Charge at page 28; Monthly Deduction" at page 27), a decrease in stated amount will reduce your existing stated amount in the following order: (a) the stated amount provided by your most recent increase, (b) your next most recent increases successively, and (c) your initial stated amount.

                                   CASH VALUE

Your contract provides certain cash value benefits.   Subject to certain
limitations, you may obtain access to the cash value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.

The cash value of your contract is the sum of the cash values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable account. The general account and the loan collateral account are discussed elsewhere in this prospectus. (See "The General Account - Cash Value" at page 33 and "Cash Value - Loans" at page 19.)

DETERMINATION OF VARIABLE ACCOUNT CASH VALUES

The contract's cash value in the variable account may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum cash value in the variable account.

The cash value of the contract will be calculated initially on the later of the issue date or when we first receive a premium payment, and thereafter on each valuation date. On such initial valuation date, your cash value will equal the initial premium paid less the premium expense charge and the first monthly deduction. (See "Charges and Deductions - Premium Expense Charge" at page 26 and "Monthly Deduction" at page 27.) On each subsequent valuation date, your cash value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

    (1) is the sum of each subaccount's cash value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

    (2) is net premiums allocated to the variable account;

    (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of cash value from the general account;

    (4) is interest on contract indebtedness credited to the variable subaccounts;

    (5) is transfers to the loan collateral account in connection with contract loans and reallocations of cash value to the general account;

    (6) is any partial surrender made (and any surrender charge imposed); and

    (7) is the monthly deduction.

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Fund.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by
(b) minus (c) where:

(a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

(b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

(c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks.

LOANS

After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 75% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions - Postponement of Payments" at page 33.) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters" at page 36.)

When a loan is made, cash value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your cash value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 5% per year. Currently, we credit interest to the loan collateral account at a rate of 6.75% per year, but we may reduce such rate to 5% at any time. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.

We charge interest on loans in advance each year at a rate of 7.4% per year, equivalent to an effective annual rate of 8%. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we will transfer sufficient cash value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your cash value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

SURRENDER PRIVILEGES

As an alternative to obtaining access to your cash value by using the loan provisions described above, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability. (See "Federal Tax Matters - Contract Proceeds" at page 36.)

You may surrender your contract in full at any time by sending us a written request together with the contract to our home office. The cash surrender value of the contract equals the cash value less any applicable surrender charges. (See "Charges and Deductions - Surrender Charge" at page 28.) Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender. (See "General Provisions - Postponement of Payments" at page 33.)

After two years from issue date, you may obtain a portion of your cash value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, less (a) any outstanding contract indebtedness, (b) an amount sufficient to cover the next two monthly deductions and (c) the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the cash value of your contract by the amount of any partial surrender. In doing so, we will deduct the cash value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your cash value. Such reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the contract cash value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces cash value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. (See "Death Benefits - Plan A - Level Benefit" at page 15.)

During the first ten contract years and for ten years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year. (For an illustration of the surrender charges applied to partial surrenders of cash value, see "Charges and Deductions - Surrender Charge" at page 28.)

MATURITY

We will pay you your cash value on the maturity date, reduced by any outstanding contract indebtedness. The maturity date is listed on the specification page and is the end of the contract year nearest your 95th birthday. If we consent, you may continue your contract for up to ten years after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT

To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 70, but we may do so at our sole discretion. Non- smoker rates are not available unless you are age 18 or over. We will only issue contracts with stated amounts of $100,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.

You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the premium receipt agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $500,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.

The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. (See "Charges and Deductions - Monthly Deduction" at page 27 and "Surrender Charge" at page 28.) A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated inasmuch as you must satisfy the minimum premium requirement, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.

On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount in connection with the free look right. (See "Premiums - Free Look" at page 25.) On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.

If we reject your application during the review period or you choose to cancel your contract during the free look period, we will refund to you all amounts you have paid under the contract. Consequently, during the application review and free look periods, we bear the investment risk with respect to any amounts you pay under the contract. However, if you do not exercise your free look privilege, your cash value will reflect investment performance during the free look period.

PAYMENT OF PREMIUMS

Premiums must be paid to us at our home office. Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.

INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. Such premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.

MINIMUM PREMIUMS

During the first two contract years, you must satisfy the minimum premium requirement to keep the contract in force. Failure to satisfy the minimum premium requirement during the first two contract years will result in the termination of your contract after expiration of a 61 day grace period. (See "Premiums - Lapse" at page 24.) After the second contract year, you must satisfy the minimum premium requirement to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. (See "Death Benefits - Death Benefit Guarantee" at page 17.) The component of the monthly deduction which is the charge for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect. (See "Charges and Deductions - Monthly Deduction" at page 27.)

To satisfy the minimum premium requirement, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of complete contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium will be substantially increased.

PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. Such schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to such schedule. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium and the guideline annual premium for your contract. The minimum premium is a level amount necessary to keep the death benefit guarantee in effect. The guideline annual premium is a level amount which should provide the benefits under the contract through age 95 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 5%.

In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that such planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.

We will furnish you an annual report which will show the cash value of your contract one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.

As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your premium payments, net of the premium expense charge (see "Charges and Deductions - Premium Expense Charge" at page 26) among the subaccounts of the variable account and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the money market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the money market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the cash value of your contract among the subaccounts of the variable account and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire cash value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future. Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the cash value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount.
To protect the interests of all contractowners, the Company reserves the right to limit the number, frequency, method or amount of transfers. Transfers from any portfolio of the Fund on any one day may be limited to 1% of the previous day's total net assets of that portfolio if the Company or the Fund, in its or their discretion, believes that the portfolio might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a preexisting Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. Contractowners whose transfer requests are not made will be so notified. Current SEC rules preclude the Company from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

DOLLAR COST AVERAGING

The Company administers a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from either the Money Market subaccount or the Bond subaccount to any of the other variable subaccounts. The DCA program is only available on contracts having a total cash value of at least $10,000. Each transfer under the DCA program must be at least $500, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. The Company may discontinue the DCA program at any time.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. Moreover, for transfers from the Bond subaccount, DCA will have the effect of reducing the average price of Bond shares redeemed.

TELEPHONE TRANSFERS

If the contract owner first submits a pre-authorization form to the Company, transfers may be made by telephoning the Company at 1-800-635-3225. The Company will honor pre-authorized telephone transfer instructions from anyone who is able to provide the personal identifying information requested, but reserves the right to refuse to honor any such request if that seems prudent. The Company will use reasonable procedures to confirm that telephone instructions are genuine. (Otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions.) A written confirmation will be sent following each telephone transfer.

LAPSE

Provided you satisfy the minimum premium requirement and thereby keep the death benefit guarantee in effect, your contract will never lapse. If you fail to satisfy the minimum premium requirement during the first two contract years, your contract will lapse after a 61 day grace period. If your contract lapses at any time within two years from the issue date or the date of any increase, you may be entitled to a refund of a portion of the total sales charge otherwise applicable to your contract. (See "Premiums - Refund Right" at page 25.)

If you fail to satisfy the minimum premium requirement after the second contract year and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period commences when we mail such notice. The contract will continue in force throughout the grace period, but if the required premium is not forthcoming, the contract will terminate without value at the end of the grace period. If death occurs during the grace period, the death benefit payable under the contract will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated provided you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your cash value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Cash values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of cash value to the general account in connection with such a conversion will be made without charge.

FREE LOOK

You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before the latest of 45 days from the date of your application, 20 days from the date you receive the contract or increase and 10 days after we mail notice of your right to cancel. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase. In some states, applicable law requires that your refund be adjusted by any investment gains or losses.

REFUND RIGHT

Generally, we assess a contingent deferred sales charge if you surrender your contract within the first ten contract years following the contract date or the date of any increase. This is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. (See "Charges and Deductions - Premium Expense Charge" at page 26.) The contingent deferred sales charge is a percentage of your premium payments made during the first two contract years up to a maximum of two guideline annual premiums. Such percentage varies with age at issue or increase. (See "Charges and Deductions
- Surrender Charge" at page 28.) If the surrender takes place during the first two years following the issue date or the date of any increase, however, you will be entitled to a refund of a portion of the total sales charge that otherwise would be assessed: the 4% front-end load plus the contingent deferred sales charge imposed as part of the surrender charge.

The amount of your refund will be the difference between the combined 4% front-end charge and the contingent deferred sales charge described above and the maximum sales charge deductions for the first two contract years described below. The maximum sales charge during the first contract year is the lesser of 30% of premiums paid or 30% of one guideline annual premium plus 9% of any premium payment in excess of such guideline annual premium. During the second contract year, the maximum sales charge is 10% of premium payments up to the guideline annual premium and 9% of any excess. Consequently, if you surrender your contract in full during the second contract year, the contingent deferred sales charge will be limited to 30% of premiums paid in the first contract year up to a guideline annual premium, 10% of premiums paid during the second contract year up to a guideline annual premium and 9% of any premiums paid in excess of a guideline annual premium in either or both years.

Legal requirements in connection with the refund right give rise to a timing disparity for backdated contracts. The contract date is prior to the issue date for a backdated contract. As a result, the refund right will extend beyond the end of the second contract year for such contracts. To avoid any difference in treatment between backdated and non-backdated contracts, we have structured the contingent deferred sales charge to apply only to certain
premium payments made during the first two contract years.   As a result, the
refund right applies to the same premium payments for both backdated and non-backdated contracts, even though the right lasts longer in terms of contract months and years for the latter type of contract.

Illustration of Refund. Assume that you are 45 years old, have paid $1,500 in premiums in each of the first two contract years; your guideline annual premium is $1,000; and still in the second contract year you decide to surrender your contract.

In the absence of a refund right, we would assess a contingent deferred sales charge of $920 (46% of $2,000, which is actual premiums paid up to two guideline annual premiums in the first two contract years, there being no contingent deferred sales charge on the $1,000 of premium payments in excess of two guideline annual premiums). The $920 contingent deferred sales charge is in addition to the $120 (4% of $3,000) charged as front-end sales load. Thus, in the absence of a refund right, a total of $1,040 would be charged.

Based on the formula described above, however, the maximum allowable sales charge in the second contract year is $490, which is the sum of $300 (30% of $1,000, which is actual payments in the first contract year up to a guideline annual premium) plus $100 (10% of $1,000, which is actual payments in the second contract year up to a guideline annual premium) plus $90 (9% of $1,000, which is actual payments in excess of a guideline annual premium in both contract years). Consequently, upon surrender, you would receive your cash surrender value plus $550 ($1,040 less $490, which is the difference between the combined 4% front-end sales load ($120) plus the contingent deferred sales charge generally applicable ($920) (totaling $1,040) and the maximum allowable sales charge in the second contract year ($490)).

In addition, if your contract lapses within two years of the issue date or the date of any increase, you will be entitled to a refund of a portion of the combined 4% front-end sales load and the contingent deferred sales charge allocated to your initial contract or increase during the first two contract years. The amount of such refund will be calculated in the same manner as described above with respect to surrenders, except that any amounts applied to keep your contract in force during the grace period will be offset against such refund. (See "Premiums - Lapse" at page 24).

                             CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, cash values and contract surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge has two components: a sales load and a charge for the state premium tax and any other state and local taxes applicable to your contract.

Sales Load. The contract is subject to a level sales load of 4% of all premiums paid. Such sales load partially compensates us for our sales and distribution expenses, including agents' commissions, advertising and the printing of prospectuses and sales literature. Upon full and certain partial surrenders and decreases in your stated amount during the first ten contract years, we also impose a contingent deferred sales charge. (See "Charges and Deductions - Surrender Charge" at page 28.)

The same loading pattern is applied to the portion of premiums paid subsequent to an increase which are allocated to such increase. (See "Death Benefits - Changes in Stated Amount" at page 17.)

The sales charge in any contract year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the first contract year and to recover any deficiency over the life of the contract and from our general assets, including amounts derived from the mortality and expense risk charge and from mortality gains. We have reviewed this arrangement and concluded that the distribution financing arrangement will benefit the variable account and contractowners.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 2% to 4%.

REDUCTION OF SALES LOAD

We also offer contracts which provide for reduction of the sales load for some policyholders of the Company or Ohio National Life who roll over existing universal or whole life insurance policies which they have owned for at least one year. No sales load is assessed against existing cash value rolled over at issue of the contract. In addition, future premium payments allocated to the rolled over stated amount will be assessed only the level 4% sales load. No contingent deferred sales charge is assessed in connection with the rolled over stated amount.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the credit equals 45% of the first contract year's minimum premium and 45% of the minimum premium attributable to any increase in stated amount for the year of such increase, plus 6.5% of any first year premium paid in excess of the minimum premium, and 6.5% of the total premiums paid in the second through sixth contract years. The Company credits the general account of the employee's contract in the foregoing amounts at the times premium payments are made by the employee.

MONTHLY DEDUCTION

As of the contract date and each subsequent process day, we will deduct from the cash value of your contract a monthly deduction to cover certain charges and expenses incurred in connection with the contract.

The monthly deduction consists of (1) the cost of insurance, (2) an administration charge of $5 for the cost of establishing and maintaining contract records and processing applications and notices, (3) a risk charge of $.01 per $1,000 of your stated amount for the risk associated with the death benefit guarantee, and (4) the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, rate class and the length of time since issue. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary mortality table, with assumed interest at the rate of 5% per year. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii) is the death benefit at the beginning of the contract month divided by 1.0040741; and

(iii)  is cash value at the beginning of the contract month.


In connection with certain employer-related plans, cost of insurance rates may not be based on sex. (See "Employee Benefit Plans" at page 37.)

RISK CHARGE

Your cash value in the variable account, but not your cash value in the general account, will also be subject to a risk charge intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks assumed by us include the risks of greater than anticipated mortality and expenses.

SURRENDER CHARGE

After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders. Such surrender charge consists of two components:
(1) a contingent deferred sales charge, which applies to your initial contract for ten years from the contract date and to any increase for ten years from the effective date of such increase, and (2) a contingent deferred insurance underwriting charge, which applies for seven years from such dates.

If you surrender your contract in full when a surrender charge applies, we will deduct the total charge from your cash value, except during the first two years from the date of issue or increase. If you surrender your contract in full during the two years following the issue date and the effective date of any increase, you are entitled to a refund of a portion of the total sales charge applicable to your initial contract or increase. (See "Premiums - Refund Right" at page 25.) If you decrease the stated amount of your contract while a surrender charge applies, your cash value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a contract which now has, and at the end of the previous contract year had, a cash value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25%-10%) of the total surrender charge. (.15 x $1,100 $165) and reduce your cash value by that amount.

Contingent Deferred Sales Charge. The contingent deferred sales charge for your initial contract is a percentage of premiums paid in the first two contract years up to two guideline annual premiums. You are only required to pay a minimum premium. If you pay higher premiums in the first two contract years, your contract will be subject to a higher contingent deferred sales charge then if you paid only such minimums. Similarly, only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premium paid either before or after such two year period will not be subject to the contingent deferred sales charge. The contingent deferred sales charge takes effect only if you surrender your contract, in whole or in part, or decrease your stated amount, during the first ten contract years following the issue date or the date of any increase.

The contingent deferred sales charge for an increase is a percentage of premiums allocated to such increase during the two years following the effective date of such increase. (See "Death Benefits - Changes in Stated Amount" at page 17.) The contingent deferred sales charge percentages are scaled by age at issue or increase, as set forth in the following table:

     AGE AT
    ISSUE OR                                                             74 AND
    INCREASE       0-55      55-60      61-65      66-68      69-73       OVER
    --------       ----      -----      -----      -----      -----       ----
     Charge         46%       38%         30%       26%        20%         13%

This charge is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. (See "Charges and Deductions - Premium Expense Charge" at page 26.)

While we are not obligated to do so under the contract, it is our current intention to grade-off the contingent deferred sales charge over the ten year period to which it applies. The table below shows the percentage of the total of such charge that we intend to impose on surrenders, decreases and certain partial surrenders in each year such charge applies.

                  YEAR                      PERCENTAGE OF TOTAL CHARGE
                  ----                      --------------------------
                    1                                  100%
                    2                                  100%
                    3                                  100%
                    4                                  100%
                    5                                  100%
                    6                                  100%
                    7                                  80%
                    8                                  60%
                    9                                  40%
                   10                                  20%

Pursuant to the terms of your contract, we reserve the right to impose 100% of the contingent deferred sales charge in each of the ten years. We guarantee only that we will not impose such a charge more than ten years after issue or an increase in stated amount.

Contingent Deferred Insurance Underwriting Charge. The contingent deferred insurance underwriting charge varies with age at issue or increase and is expressed as an amount per thousand dollars of your stated amount and therefore varies with the size of your contract as well. Such variation is limited, however, in that such charge only applies to the first $500,000 of your stated amount. The charges per thousand dollars of stated amount and the maximum charges by virtue of the $500,000 cap are set forth in the following table:

        AGE AT ISSUE                                                  61 AND
        OR INCREASE          0-40          41-50         51-60        OVER
        -----------          ----          -----         -----        ----
        Charge per           $3.00         $4.00         $5.00        $6.00
        $1.000 of
        Stated Amount
        Maximum              $1,500        $2,000        $2,500       $3,000

While we are not obligated to do so under the contract, it is our current intention to grade-off the contingent deferred insurance underwriting charge in accordance with the following table. The table shows the percentage to total such charge we intend to impose on surrenders, decreases and certain partial surrenders in each year such charge applies.

                YEAR                          PERCENTAGE OF TOTAL CHARGE
                ----                          --------------------------
                  1                                      100%
                  2                                      100%
                  3                                      100%
                  4                                      100%
                  5                                      75%
                  6                                      50%
                  7                                      25%

Under the terms of your contract, we reserve the right to impose 100% of the contingent deferred insurance underwriting charge in each of seven successive years. We guarantee only that we will not impose such a charge more than seven years after issue or an increase in stated amount.

The contingent deferred insurance underwriting charge is intended to compensate us for certain insurance underwriting costs, including the selection and classification of risks and processing medical evidence of insurability.

SERVICE CHARGES

A charge that is currently $3 and is guaranteed not to exceed $15 will be imposed on each transfer of cash values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $25, is charged for any illustration of benefits and values that you may request after the issue date. All such fees are no greater than anticipated expenses in providing such services.

OTHER CHARGES

We also reserve the right to charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Fund pays certain expenses that affect the value of your contract. The principal expense at the Fund level is an investment advisory fee which, for the Equity, Bond and Omni Portfolios is at the annual rate of 0.60% of the first $100 million of average daily net assets of each of those portfolios, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of all portfolio assets in excess of $2 billion. For the Money Market Portfolio, the fee is 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of all assets in excess of $1 billion. Presently, with respect to the Money Market Portfolio, the Adviser is waiving any of its fee in excess of 0.25%. For the International and Global Contrarian Portfolios, the fee is 0.90% of each portfolio's average daily net assets, of which 0.75% is paid by the Adviser to SGAM. For the Capital Appreciation, Small Cap, and Aggressive Growth Portfolios, the fee is 0.80% of the average daily net assets of each of those portfolios. The Adviser then pays TRPA a fee at an annual rate of 0.70% of the first $5 million and 0.50% of average daily net asset value in excess of $5 million for the Capital Appreciation Portfolio; the Adviser pays FAM a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of average daily net asset value in excess of $150 million, and the Adviser pays SCM a fee at an annual rate of 0.70% of the first $50 million and 0.50% of average daily net asset value in excess of $50 million. (See the attached Fund prospectus for a full description of all expenses and fees payable by the Fund.)

                               GENERAL PROVISIONS

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of the variable account at regular and special shareholder meetings of the Fund in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's cash value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by the variable account which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in the variable account. Each person having a voting interest will receive proxy material, reports and other material relating to the Fund.

Similarly, we will vote Fund shares held by variable annuity separate accounts in accordance with instructions received from annuity owners. Certain Fund shares owned by Ohio National Life that are held by such variable annuity separate accounts will be voted in proportion to the voting instructions received from contractowners.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of the variable account or would result in the purchase of securities for the variable account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Fund should no longer be available for investment or if, in the judgment of management, further investment in shares of the Fund would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of the variable account will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.

Each class of Fund shares is subject to certain investment restrictions which may not be changed without the approval of the majority of such shares. For details concerning such restrictions, see the accompanying prospectus for the Fund.

ANNUAL REPORT

Each year we will send you a report which shows the current cash value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available a projection report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the cash value of your contract one year from the date of the report. We may charge a fee of not more than $25 for this report and if you ask for more than one annual report.

LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of
(i) and (ii) where:

    (i)  is the cash value on the date of death; and

    (ii) is the death benefit, less the cash value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

SUICIDE

The contract does not cover the risk of suicide within two years from the contract date or two years from the date of any increase in stated amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of contractowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the variable account's net assets. The Company may also withhold payment of any increased cash value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

ASSIGNMENT

The contract may be assigned as collateral security.  We must be notified in
writing if the contract has been assigned.   Each assignment will be subject to
any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.

NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions.   No dividends are
payable with respect to the contract.

                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.

GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

You may elect to allocate net premiums to the general account or to transfer cash value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your cash value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to the variable account are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract. (See "Premiums - Transfers" at page 23.)

CASH VALUE

The cash value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, less a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the cash value in the general account will not be less than the amount of the net premiums allocated or cash value transferred to the general account, plus interest at the rate of 5% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and interest thereon or transfers to the variable account.

We guarantee that interest credited to your cash value in the general account will not be less than an effective annual rate of 5% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 5% per year. The cash value in the general account will be calculated on each valuation date.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse term insurance, family plan _ children insurance, a guaranteed purchase option, accidental death, waiver of cost of insurance, waiver of premium, and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions - Monthly Deduction" at page 27.)

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the contract (see "Death Benefits" at page 15), any proceeds may be paid in any of the five methods described in your contract. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We reserve the right to change the interval of payments if necessary to increase the payments to at least $25 each.

                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

At the date of this prospectus, ONESCO was the principal underwriter of the contracts. However, pending receipt of necessary regulatory approvals, Ohio National Equities, Inc., a new wholly-owned subsidiary of Ohio National Life, will become the principal underwriter. The Company, pursuant to a distribution and service agreement with the principal underwriter, reimburses the principal underwriter for any expenses incurred by it in connection with the distribution of the contracts. At the end of each calendar quarter, the principal underwriter pays the Company an amount equal to one-sixteenth of one percent of the average daily amount of assets of the contract maintained in the Fund during that quarter. This agreement may be terminated at any time by either party on 60 days' written notice.

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS
                                          RELATIONSHIP                               PRINCIPAL OCCUPATION
NAME                                      WITH COMPANY                               AND BUSINESS ADDRESS
--------------------------------          ----------------------------------         ----------------------
Paul L. Bergmann                          Vice President, Financial                  The Ohio National Life
                                          Control                                    Insurance Company*
Michael A. Boedeker                       Vice President, Fixed Income               The Ohio National Life
                                          Securities                                 Insurance Company*
Joseph P. Brom                            Director and Senior Vice President         The Ohio National Life
                                          & Chief Investment Officer                 Insurance Company*
David W. Cook                             Senior Vice President and Actuary          The Ohio National Life
                                                                                     Insurance Company*
Robert M. DiTommaso                       Vice President, Career Marketing           The Ohio National Life
                                                                                     Insurance Company*
Ronald J. Dolan                           Director and Senior Vice President         The Ohio National Life
                                          & Chief Financial Officer                  Insurance Company*
David B. O'Maley                          Director and Chairman,                     The Ohio National Life
                                          President & Chief Executive Officer        Insurance Company*
George B. Pearson                         Vice President, PGA Marketing              The Ohio National Life
                                                                                     Insurance Company*
Dallas L. Pennington                      Vice President, Information                The Ohio National Life
                                          Systems                                    Insurance Company*
D. Gates Smith                            Senior Vice President, Sales               The Ohio National Life
                                                                                     Insurance Company*
Michael D. Stohler                        Vice President, Mortgages &                The Ohio National Life
                                          Real Estate                                Insurance Company*
Stuart G. Summers                         Director and Senior Vice President         The Ohio National Life
                                          and General Counsel                        Insurance Company*
Donald J. Zimmerman                       Director, Senior Vice President,           The Ohio National Life
                                          Insurance Operations                       Insurance Company*
                                          and Secretary

*Principal Business Address is:
237 William Howard Taft Road
Cincinnati, Ohio 45219

The officers, directors and employees of the Company who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.


                                   CUSTODIAN

Pursuant to a written agreement, The Provident Bank, One East Fourth Street, Cincinnati, Ohio, serves as custodian of the assets of the variable account. The fee of the custodian for services rendered to the variable account is paid by the Company. The custodian also provides valuation and certain recordkeeping services to the variable account, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of the variable account.

                        STATE REGULATION OF THE COMPANY

The Company is organized under the laws of the State of Ohio and is subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Superintendent examines the assets and liabilities of the Company and of the variable account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in the Company's opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of the federal income tax.

Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made (i) after the taxpayer's attaining age 59-1/2, (ii) as a result of his or her disability or (iii) in one of several prescribed forms of annuity payments.

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's cash value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)

Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.

RIGHT TO CHARGE FOR COMPANY TAXES

The Company is presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against the variable account for the Company's federal taxes, or provision made for such taxes, that may be attributable to the variable account. However, we may in the future charge each subaccount of the variable account for its portion of any tax charged to us in respect of such subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against the variable account. Any such charges against the variable account or its subaccounts could have an adverse effect on the investment performance of such subaccounts.

                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the variable account is a party or to which the assets of any of the subaccounts thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the variable account.

                                 LEGAL MATTERS

Jones & Blouch L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and the Company's right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Second Vice President and Counsel of Ohio National Life.

                                    EXPERTS

The financial statements of Variable Account R as of December 31, 1995 and for each of the three years in the period then ended and of the Company as of December 31, 1995 and for the year then ended included in this prospectus have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The audited financial statements of Ohio National Life Assurance Corporation (a wholly-owned subsidiary of The Ohio National Life Insurance Company) have been prepared in accordance with generally accepted accounting principles.

Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning the variable account, the Company and the contract offered hereby. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the contract. They should not be considered as bearing on the investment performance of the assets held in the variable account.

                        OHIO NATIONAL VARIABLE ACCOUNT R

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
      Ohio National Life Assurance Corporation

The Contract Owners
      Ohio National Variable Account R

We have audited the accompanying statements of assets and contract owner's equity of Ohio National Variable Account R as of December 31, 1995, and the related statement of operations, changes in contract owners' equity and schedules of changes in unit values for each of the periods indicated herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing
standards.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by examination of the underlying mutual fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as
well as evaluating the overall financial statement presentation.   We believe
that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Variable Account R at December 31, 1995, and the results of its operations, changes in contractowners' equity and changes in unit values for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

Cincinnati, Ohio
January 26, 1996

                        OHIO NATIONAL VARIABLE ACCOUNT R
                STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY
                               DECEMBER 31, 1995

                                     MONEY                                               CAPITAL
                         EQUITY      MARKET       BOND        OMNI     INTERNATIONAL  APPRECIATION
                       SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                       ----------  ----------  ----------  ----------    ----------    ----------
Assets - Investments
at market value
(note 2)              $16,037,147   $671,215    $526,383   $5,159,728    $8,125,877    $1,238,994
                      ===========   ========    ========   ==========    ==========    ==========
Contract owners'
equity:
   Contracts in
    accumulation
   period (note 3)    $16,037,147   $671,215    $526,383   $5,159,728    $8,125,877    $1,238,994
                      ===========   ========    ========   ==========    ==========    ==========


                         SMALL      GLOBAL     AGGRESS.
                          CAP       CONTR.      GROWTH
                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                      ----------  ----------  ----------
Assets - Investments
at market value
(note 2)              $1,674,007    232,012     442,081
                      ==========    =======     =======
Contract owners'
equity:
   Contracts in
    accumulation
   period (note 3)    $1,674,007    232,012     442,081
                      ==========    =======     =======




 The accompanying notes are an integral part of these financial statements.

                        OHIO NATIONAL VARIABLE ACCOUNT R
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                     FOR THE THREE YEARS ENDED DECEMBER 31

                                                                                             MONEY
                                                       EQUITY                                MARKET
                                                     SUBACCOUNT                            SUBACCOUNT
                                          1995          1994          1993        1995        1994         1993
                                      ----------------------------------------------------------------------------
Investment activity:
     Reinvested capital
       gains and dividends            $   377,916   $   312,185   $  228,872   $   24,454  $   14,204   $    6,282
                                      -----------   -----------   ----------   ----------  ----------   ----------
Realized and unrealized gain
     (loss)  on investments:
        Realized gain (loss)              137,099        76,820       62,035          140           -            -
        Unrealized gain (loss)          2,656,620      (358,845)     738,010            0           -         (218)
                                      -----------   -----------   ----------   ----------  ----------   ----------
         Net gain (loss) on
           investments                  2,793,719      (282,025)     800,045          140           -         (218)
             Net investment activity    3,171,635        30,160    1,028,917       24,594      14,204        6,064
                                      -----------   -----------   ----------   ----------  ----------   ----------

Equity transactions:
     Sales:
        Contract purchase payments      3,786,276     3,311,520    2,490,654    2,749,849   3,427,468    1,747,695
        Transfers from fixed and
          other subaccounts             1,036,068     1,199,000    1,156,965      478,053     588,864      273,749
                                      -----------   -----------   ----------   ----------  ----------   ----------
                                        4,822,344     4,510,520    3,647,619    3,227,902   4,016,332    2,021,444
                                      -----------   -----------   ----------   ----------  ----------   ----------
Redemptions:
     Withdrawals and surrenders           325,573       246,089      303,031       24,538       2,746       11,533
                                      -----------
     Transfers to fixed and
       other subaccounts                1,127,609     1,309,525      888,301    2,921,107   3,962,531    1,709,310
                                      -----------
Cost of insurance and
      administrative fee                1,261,061     1,039,221      810,300      119,220     124,019       66,464
                                      -----------   -----------   ----------   ----------  ----------   ----------
                                        2,714,243     2,594,835    2,001,632    3,064,865   4,089,296    1,787,307
                                      -----------   -----------   ----------   ----------  ----------   ----------
      Net equity transactions           2,108,101     1,915,685    1,645,987      163,037     (72,964)     234,137
                                      -----------   -----------   ----------   ----------  ----------   ----------
Risk and administrative
      expense (note 4)                     99,621        74,431       57,058        3,384       2,923        1,714
                                      -----------   -----------   ----------   ----------  ----------   ----------
       Net change in contract
          owners' equity                5,180,115     1,871,414    2,617,846      184,247     (61,683)     238,487
Contract owners' equity:
     Beginning of period               10,857,032     8,985,618    6,367,772      486,968     548,651      310,164
                                      -----------   -----------   ----------   ----------  ---------    ----------
     End of period                    $16,037,147   $10,857,032   $8,985,618   $  671,215  $  486,968   $  548,651
                                      ===========   ===========   ==========   ==========  ==========   ==========

                                                    BOND                                 OMNI
                                                 SUBACCOUNT                           SUBACCOUNT
                                         1995       1994       1993         1995         1994         1993
                                       ----------------------------------------------------------------------
Investment activity:
     Reinvested capital                $ 19,903   $ 18,388    $ 11,491   $  122,957   $  118,097   $   80,190
       gains and dividends             --------   --------    --------   ----------   ----------   ----------

Realized and unrealized gain
     (loss)  on investments:                  -     (1,030)      1,854       31,864       22,179       24,768
        Realized gain (loss)                (78)   (26,390)      3,300      725,434     (155,096)     152,337
        Unrealized gain (loss)         --------   --------    --------   ----------   ----------   ----------

         Net gain (loss) on             (44,832)   (27,420)      5,154      757,298     (132,917)     177,105
           investments                   44,754     (9,032)     16,645      880,255      (14,820      257,295
             Net investment activity   --------   --------    --------   ----------   ----------   ----------


Equity transactions:
     Sales:                              64,657    103,680      73,143    1,092,988    1,072,401      639,946
        Contract purchase payments
        Transfers from fixed and        108,837     40,481      48,401      370,752      841,401      420,385
          other subaccounts            --------   --------    --------   ----------   ----------   ----------
                                        254,991    144,161     121,544    1,463,740    1,913,802    1,060,331
                                       --------   --------    --------   ----------   ----------   ----------

Redemptions:                              5,704     15,725       7,847       67,498       58,256       36,030
     Withdrawals and surrenders

     Transfers to fixed and              32,704     19,557      31,658      314,014      497,884      240,581
       other subaccounts

Cost of insurance and                    41,769     28,012      20,437      381,402      308,606      185,805
      administrative fee               --------   --------    --------      -------   ----------   ----------
                                         80,177     63,294      59,942      762,914      864,746      462,416
                                       --------   --------    --------   ----------   ----------   ----------
                                        174,814     80,867      61,602      700,826    1,049,056      597,915
      Net equity transactions          --------   --------    --------   ----------   ----------   ----------

Risk and administrative                   2,892      1,792       1,362       33,258       21,835       16,214
      expense (note 4)                 --------   --------    --------   ----------   ----------   ----------

       Net change in contract           236,579     70,043      76,885    1,547,823    1,012,401      838,996
          owners' equity
Contract owners' equity:                289,804    219,761     142,876    3,611,905    2,599,504    1,760,508
     Beginning of period               --------   --------    --------   ----------   ----------   ----------
                                       $526,383   $289,804    $219,761   $5,159,728   $3,611,905   $2,599,504
     End of period                     ========   ========    ========   ==========   ==========   ==========


   The accompanying notes are an integral part of these financial statements.

                                                                     (continued)

                        OHIO NATIONAL VARIABLE ACCOUNT R
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
               FOR THE THREE YEARS ENDED DECEMBER 31 (CONTINUED)

                                                                              CAPITAL
                                            INTERNATIONAL (A)               APPRECIATION                   SMALL CAP
                                               SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                                  1995          1994            1993            1995             1994
                                            ---------------------------------------------------------------------------
Investment activity:
    Reinvested capita:
     gains and dividends  . . . . . . . .      $  214,290    $   33,042      $      426     $   18,585         $    992
                                               ----------    ----------      ----------     ----------         --------

Realized and unrealized
    gain (loss) on investments:
       Realized gain (loss) . . . . . . .          26,863         4,970           4,044          2,645              (42)
       Unrealized gain (loss) . . . . . .         540,676       110,549         110,549         94,813           (1,734)
                                               ----------    ----------      ----------     ----------         --------
         Net gain (loss) on
           investments  . . . . . . . . .         567,539        70,353         114,593         97,458           (1,776)
                                               ----------    ----------      ----------     ----------         --------
             Net investment activity  . .         781,829       103,395         115,019        116,043             (784)
                                               ----------    ----------      ----------     ----------         --------

Equity transactions:
    Sales:
      Contract purchase payments  . . . .       2,976,009     2,195,400         277,695        422,829           42,626
      Transfers from fixed and
        other subaccounts . . . . . . . .       1,049,632     2,581,376         898,376        696,659          150,290
                                               ----------    ----------      ----------     ----------         --------
                                                4,025,641     4,776,776       1,176,461      1,119,488          192,916
                                               ----------    ----------      ----------     ----------         --------
Redemptions:
     Withdrawals and surrenders . . . . .         135,907        22,335               7          4,024            2,847
     Transfers to fixed and
        other subaccounts . . . . . . . .         770,875       388,971         179,300         84,065                0
     Cost of insurance and
       administrative fee . . . . . . . .         796,919       448,228          39,052         87,472            5,760
                                               ----------    ----------      ----------     ----------         --------
                                                1,703,701       859,534         218,359        175,561            8,607
                                               ----------    ----------      ----------     ----------         --------
           Net equity transactions  . . .       2,321,940     3,917,242         958,102        943,927          184,309
                                               ----------    ----------      ----------     ----------         --------

Risk and administrative
    expense (note 4)  . . . . . . . . . .          49,434        19,907           2,309          4,732             (231)
                                               ----------    ----------      ----------     ----------         --------
      Net change in contract
        owners' equity  . . . . . . . . .       3,054,335     4,000,730       1,070,812      1,055,238          183,756
Contract owners' equity:
     Beginning of period  . . . . . . . .       5,071,542     1,070,812               0        183,756                0
                                               ----------    ----------      ----------     ----------         --------
     End of period  . . . . . . . . . . .      $8,125,877    $5,071,542      $1,070,812     $1,238,994         $183,756
                                               ==========    ==========      ==========     ==========         ========

                                                         GLOBAL                  AGGRESSIVE
                                                      CONTRARIAN(C)               GROWTH(C)
                                                       SUBACCOUNT                SUBACCOUNT
                                                   1995          1994        1995          1994
                                                -------------------------------------------------
Investment activity:
    Reinvested capita:
     gains and dividends  . . . . . . . .       $    2,690     $  1,872    $    523      $ 12,789
                                                ----------     --------    --------      --------

Realized and unrealized
    gain (loss) on investments:
       Realized gain (loss) . . . . . . .           13,224            3       1,419         5,130
       Unrealized gain (loss) . . . . . .          208,534        2,560       5,122        15,468
                                                ----------     --------    --------      --------
         Net gain (loss) on
           investments  . . . . . . . . .          221,758        2,563       6,541        20,598
                                                ----------     --------    --------      --------
             Net investment activity  . .          224,448        4,435       7,064        33,387
                                                ----------     --------    --------      --------

Equity transactions:
    Sales:
      Contract purchase payments  . . . .          632,636       57,962     106,879       140,955
      Transfers from fixed and
        other subaccounts . . . . . . . .          786,952      235,806     182,691       336,663
                                                ----------     --------    --------      --------
                                                 1,419,588      293,768     289,590       477,618
                                                ----------     --------    --------      --------
Redemptions:
     Withdrawals and surrenders . . . . .            5,965        4,056      10,420           307
     Transfers to fixed and
        other subaccounts . . . . . . . .          127,447            0      42,262        46,146
     Cost of insurance and
       administrative fee . . . . . . . .          121,558        2,872      11,400        21,574
                                                ----------     --------    --------      --------
                                                   254,970        6,928      64,082        68,027
                                                ----------     --------    --------      --------
           Net equity transactions  . . .        1,164,618      286,840     225,488       409,591
                                                ----------     --------

Risk and administrative
    expense (note 4)  . . . . . . . . . .            6,411          (77)        540           897
                                                ----------     --------    --------      --------
      Net change in contract
        owners' equity  . . . . . . . . .        1,382,655      291,352     232,012       442,081
Contract owners' equity:
     Beginning of period  . . . . . . . .          291,352            0           0             0
                                                ----------     --------    --------      --------
     End of period  . . . . . . . . . . .       $1,674,007     $291,352    $232,012      $442,081
                                                ==========     ========    ========      ========


a)  Commenced operations April 30, 1993
b)  Commenced operations May 1. 1994
c)  Commenced operations March 31, 1995


   The accompanying notes are an integral part of these financial statements.

                        OHIO NATIONAL VARIABLE ACCOUNT R
                         Notes to Financial Statements

                               December 31, 1994

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Ohio National Variable Account R (the Account) is a separate account of Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations
    of ONLAC.   ONLAC is a wholly-owned subsidiary of The Ohio National Life
    Insurance Company. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

    Assets of the Account are invested in shares of Ohio National Fund, Inc. (the Fund), a diversified open-end management investment company. The Fund's investments are subject to varying degrees of market, interest and financial risk; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

    Investments are valued at the net asset value of fund shares held.   Share
    transactions are recorded on the trade dates. Income and capital gains distributions are recorded on the ex-dividend dates. Net realized capital gain or loss is determined on the basis of average cost.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENTS

    At December 31, 1995 the aggregate cost and number of shares of Ohio National Fund, Inc. owned by the respective subaccounts were:

                                  MONEY                                              CAPITAL        SMALL      GLOBAL     AGGRESS.
                     EQUITY       MARKET       BOND        OMNI     INTERNATIONAL  APPRECIATION      CAP       CONTR.      GROWTH
                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                   ----------   ----------  ----------  ----------   ----------     ----------   ----------  ----------  ----------
Aggregate cost     $12,485,721   $671,215    $501,079   $4,290,181   $7,409,670     $1,145,915   $1,462,913   $226,889    $426,613
Number of shares       561,063     67,122      48,164      293,171      564,929        103,353      105,602     21,477      37,325

(3) Contracts in Accumulation Period

    At December 31, 1994 the accumulation units and value per unit of the respective subaccounts and products were:

                                         ACCUMULATION UNITS     VALUE PER UNIT
                                         ------------------     --------------
    Equity Subaccount                       756,738.161           $21.192465
    Money Market Subaccount                  44,137.243            15.207452
    Bond Subaccount                          29,429.438            17.886274
    Omni Subaccount                         256,617.487            20.106689
    International Subaccount                547,590.116            14.839342
    Capital Appreciation Subaccount         102,313.519            12.109778
    Small Cap Subaccount                    123,222.147            13.585277
    Global Contrarian Subaccount             21,426.936            10.828053
    Aggressive Growth Subaccount             35,018.974            12.624042

                        OHIO NATIONAL VARIABLE ACCOUNT R
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               December 31, 1995

(4) RISK AND ADMINISTRATIVE EXPENSE

    Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk
    under the contracts.   ONLAC charges the Accounts' assets for assuming
    those risks. Such charges will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of 0.75% of the contract value.

(5) CONTRACT CHARGES

    Each premium payment is subject to a premium expense charge.   The premium
    expense charge has two components:

        (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%.

        (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

    A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

    The contingent deferred sales charge is a percentage of premiums paid in
    the first two contract years.   The contingent deferred sales charge
    percentages are scaled by age at issue or increase.   The contingent
    deferred insurance underwriting charge varies with age at issue or increase.

    A service charge is imposed on each transfer of cash values among the
    subaccounts.   Currently, ONLAC is not assessing this charge on the first
    four transfers made in any contract year.   For partial surrenders, a
    service fee is charged.

    ONLAC charges a monthly deduction from the contract value for the cost of insurance and the cost of additional insurance benefits provided by rider.

(6) FEDERAL INCOME TAXES

    Operations of the Account form part of and are taxed with, operations of ONLAC which is taxed as a life assurance company under the Internal Revenue
    Code.   Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

(7) SCHEDULE 1

    Schedule 1 presents the components of the change in the unit values, which
    are the basis for determining contract owners' equity.   This schedule is
    presented for each series, as applicable, in the following format:

-   Beginning unit value

-   Reinvested capital gains and dividends
    (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the Underlying mutual fund.)

-   Unrealized gain (loss)
    (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the fund.)

-   Contract charges
    (This amount reflects the decrease in the unit value due to Risk and Administrative Expenses discussed in note 4 to the financial statements.)

-   Ending unit value

-   Percentage increase (decrease) in unit value.

                                                                      SCHEDULE 1

                        OHIO NATIONAL VARIABLE ACCOUNT R

                      Schedules of Changes in Unit Values

    For the Years Ended December 31, 1995, 1994, and 1993

                                                                  MONEY
                                                    EQUITY        MARKET         BOND          OMNI      INTERNATIONAL
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ----------    ----------    ----------    ----------    ----------
1994
Beginning unit value                              16.785643      14.507086    15.156742     16.502872     13.336474
Reinvested capital gains and dividends             0.535931       0.711525     0.850369      0.518180      0.453058
Unrealized gain (loss)                             3.885373       0.000000     1.891702      3.099521      1.060350
Contract charges                                  -0.014482      -0.011159    -0.012539     -0.012884     -0.010540
Ending unit value                                 21.192465      15.207452    17.886274     20.106689     14.839342
Percentage increase (decrease) in unit value*     26.3%           4.8%        18.0%         21.8%         11.3%

1993
Beginning unit value                              16.870045      14.054459    15.879641     16.714665     12.433465
Reinvested capital gains and dividends             0.531001       0.463316     1.153660      0.611008      0.138938
Unrealized gain                                   -0.602749       0.000000    -1.865057     -0.810420      0.774140
Contract charges                                  -0.012654      -0.010689    -0.011502     -0.012381     -0.010069
Ending unit value                                 16.785643      14.507086    15.156742     16.502872     13.336474
Percentage increase in unit value*                -0.5%           3.2%        -4.6%         -1.3%%         7.3%

1992
Beginning unit value                              14.896910      13.781750    14.453563     14.922047     10.000000**
Reinvested capital gains and dividends             0.471205       0.283155     0.977909      0.586979      0.009072
Unrealized gain (loss)                             1.513783       0.000000     0.459782      1.217593      2.433050
Contract charges                                  -0.011853      -0.010446    -0.011613     -0.011954     -0.008657
Ending unit value                                 16.870045      14.054459    15.879641     16.714665     12.433465
Percentage increase in unit value*                13.2%           2.0%         9.9%         12.0%*        24.3%

                                                     CAPITAL          SMALL         GLOBAL       AGGRESSIVE
                                                   APPRECIATION        CAP        CONTRARIAN       GROWTH
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                    ----------     ----------     ----------     ----------
1994
Beginning unit value                                9.950187       10.290499      10.000000***   10.000000***
Reinvested capital gains and dividends              0.328243        0.037689       0.072802       1.128730
Unrealized gain (loss)                              1.839934        3.266534       0.763238       1.504407
Contract charges                                   -0.008586       -0.009445      -0.007987      -0.009095
Ending unit value                                  12.109778       13.585277      10.828053      12.624042
Percentage increase (decrease) in unit value*      21.7%           32.0%           8.3%          26.2%

1993
Beginning unit value                               10.000000***    10.000000***
Reinvested capital gains and dividends              0.099737        0.131388
Unrealized gain                                    -0.142056        0.166824
Contract charges                                   -0.007494       -0.007713
Ending unit value                                   9.950187       10.290499
Percentage increase in unit value*                 -0.5%            2.9%

1992
Beginning unit value
Reinvested capital gains and dividends
Unrealized gain (loss)
Contract charges
Ending unit value
Percentage increase in unit value*

* An annualized rate of return cannot be determined as contract charges do not include the contract charges discussed in note (5).
**  Commenced operations April 30, 1993.
*** Commenced operations September 23, 1994.
****Commenced operations March 31, 1995.

See accompanying independent auditors' report.

APPENDIX A

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables have been prepared to help show how values under the contract change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Fund portfolios was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown in the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.

The amounts shown for the death benefit and cash surrender value as of each contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Fund, which is currently equivalent to an average annual rate of 0.68% of the value of the average daily net assets of the Fund's nine portfolios. (See "Charges and Deductions - "Other Charges" at page 30.) The daily charge to the variable account for assuming mortality and expense risks is equivalent to an
annual charge of 0.75%.   Certain other fees and miscellaneous expenses which
are borne by the Fund are currently equivalent to an annual rate of 0.24% of average daily net assets. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all nine portfolios of approximately - 1.67%, 4.33%, and 10.33%.

Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current charges under the contract (``current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum charges allowable under the contracts.

The tables assume a premium tax deduction of 2.5% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount have been made under the contract. Additionally, the tables assume that there are no optional insurance benefits included under the contract and the current tables assume that the Company's current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made at present against the variable account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, the Company will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                                  VARI-VEST II

       AGE      DEATH BENEFIT PLAN    PLANNED PREMIUM     STATED AMOUNT        RISK CLASS        PAGE
       ---      ------------------    ---------------     -------------        ----------        ----
       25             Plan A            690(Minimum)        $150,000           Nonsmoker          46
       25             Plan A          1,043                  150,000           Nonsmoker          47
       25             Plan B            690(Minimum)         150,000           Nonsmoker          48
       25             Plan B          2,274                  150,000           Nonsmoker          49
       40             Plan A          2,190(Minimum)         250,000        Select Nonsmoker      50
       40             Plan A          3,376                  250,000        Select Nonsmoker      51
       40             Plan B          2,190(Minimum)         250,000        Select Nonsmoker      52
       40             Plan B          7,541                  250,000        Select Nonsmoker      53

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

The Company may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Fund's portfolios from the inception of the portfolio or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. Individualized illustrations will also be provided upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: 690.00                        STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                   ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                      12.00%(10.33% NET)            6.00%(4.33% NET)             0.00%(-1.67% NET)
                                                      ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS               CURRENT                     CURRENT                      CURRENT
                        ACCUM-        END OF      END OF         END OF         END OF         END OF        END OF
END OF       TOTAL      ULATED       YEAR CASH     YEAR         YEAR CASH     YEAR CASH      YEAR CASH       YEAR
POLICY       ANNUAL      AT 5%       SURRENDER     DEATH        SURRENDER       DEATH        SURRENDER       DEATH
YEAR        OUTLAY     INTEREST        VALUE      BENEFIT         VALUE        BENEFIT         VALUE        BENEFIT
----        ------     --------        -----      -------         -----        -------         -----        -------
1             690         725              0      150,000             0         150,000            0        150,000
2             690       1,485            191      150,000           106         150,000           25        150,000
3             690       2,284            277      150,000           107         150,000            0        150,000
4             690       3,123            830      150,000           540         150,000          285        150,000
5             690       4,003          1,553      150,000         1,105         150,000          727        150,000
6             690       4,928          2,339      150,000         1,691         150,000        1,164        150,000
7             690       5,899          3,319      150,000         2,420         150,000        1,719        150,000
8             690       6,918          4,372      150,000         3,167         150,000        2,264        150,000
9             690       7,989          5,390      150,000         3,816         150,000        2,685        150,000
10            690       9,113          6,495      150,000         4,481         150,000        3,095        150,000
15            690      15,634         13,044      150,000         7,467         150,000        4,370        150,000
20            690      23,956         23,025      150,000        10,463         150,000        4,926        150,000
24            690      32,242         34,968      150,000        12,811         150,000        4,801        150,000
AGE 60        690      65,437        104,691      150,000        16,877         150,000           42        150,000
AGE 65        690      87,519        172,278      210,179        15,179         150,000            0        150,000
AGE 70        690     115,703        280,948      325,900         7,848         150,000            0        150,000

                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                           12.00%(10.33% NET)            6.00%(4.33% NET)             0.00%(-1.67% NET)
                                                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                   CURRENT                     CURRENT                       CURRENT
                        ACCUM-          END OF         END OF        END OF        END OF         END OF         END OF
END OF       TOTAL      ULATED         YEAR CASH        YEAR        YEAR CASH     YEAR CASH      YEAR CASH        YEAR
POLICY       ANNUAL      AT 5%         SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER        DEATH
YEAR        OUTLAY     INTEREST          VALUE         BENEFIT        VALUE        BENEFIT         VALUE         BENEFIT
----        ------     --------          -----         -------        -----        -------         -----         -------
1             690         725                0         150,000             0         150,000            0        150,000
2             690       1,485              158         150,000            75         150,000            0        150,000
3             690       2,284              231         150,000            65         150,000            0        150,000
4             690       3,123              772         150,000           491         150,000          242        150,000
5             690       4,003            1,371         150,000           935         150,000          567        150,000
6             690       4,928            2,031         150,000         1,399         150,000          886        150,000
7             690       5,899            2,757         150,000         1,880         150,000        1,196        150,000
8             690       6,918            4,004         150,000         2,828         150,000        1,947        150,000
9             690       7,989            4,877         150,000         3,340         150,000        2,236        150,000
10            690       9,113            5,833         150,000         3,867         150,000        2,513        150,000
15            690      15,634           12,743         150,000         7,292         150,000        4,264        150,000
20            690      23,956           22,449         150,000        10,173         150,000        4,762        150,000
24            690      32,242           33,984         150,000        12,339         150,000        4,531        150,000
AGE 60        690      65,437          100,132         150,000        14,236         150,000            0        150,000
AGE 65        690      87,519          164,025         200,110         8,981         150,000            0        150,000
AGE 70        690     115,703          265,962         308,516             0         150,000            0        150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $1,043.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                       ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                           12.00%(10.33% NET)           6.00%(4.33% NET)                0.00%(-1.67% NET)
                                                          ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                   CURRENT                       CURRENT                       CURRENT
                        ACCUM-          END OF         END OF         END OF          END OF         END OF           END OF
END OF       TOTAL      ULATED         YEAR CASH        YEAR        YEAR CASH       YEAR CASH      YEAR CASH          YEAR
POLICY       ANNUAL      AT 5%         SURRENDER        DEATH       SURRENDER         DEATH        SURRENDER          DEATH
YEAR        OUTLAY     INTEREST          VALUE         BENEFIT        VALUE          BENEFIT         VALUE           BENEFIT
----        ------     --------          -----         -------        -----          -------         -----           -------
1            1,043      1,095               62         150,000            13         150,000            0            150,000
2            1,043      2,245              856         150,000           708         150,000          567            150,000
3            1,043      3,452            1,206         150,000           904         150,000          627            150,000
4            1,043      4,720            2,250         150,000         1,731         150,000        1,272            150,000
5            1,043      6,051            3,516         150,000         2,707         150,000        2,019            150,000
6            1,043      7,449            4,903         150,000         3,721         150,000        2,757            150,000
7            1,043      8,917            6,603         150,000         4,956         150,000        3,665            150,000
8            1,043     10,458            8,446         150,000         6,228         150,000        4,559            150,000
9            1,043     12,076           10,332         150,000         7,424         150,000        5,324            150,000
10           1,043     13,775           12,388         150,000         8,659         150,000        6,074            150,000
15           1,043     23,632           25,113         150,000        14,637         150,000        8,765            150,000
20           1,043     36,212           45,269         150,000        21,335         150,000       10,600            150,000
24           1,043     48,736           70,114         150,000        27,358         150,000       11,459            150,000
AGE 60       1,043     98,914          217,118         290,939        46,717         150,000        9,411            150,000
AGE 6        1,043    132,294          355,621         433,858        56,323         150,000        4,654            150,000
AGE 70       1,043    174,896          578,083         670,576        65,666         150,000            0            150,000

                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                           12.00%(10.33% NET)            6.00%(4.33% NET)              0.00%(-1.67% NET)
                                                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                   CURRENT                      CURRENT                       CURRENT
                        ACCUM-          END OF         END OF         END OF         END OF         END OF        END OF
END OF       TOTAL      ULATED         YEAR CASH        YEAR        YEAR CASH      YEAR CASH      YEAR CASH        YEAR
POLICY       ANNUAL      AT 5%         SURRENDER        DEATH       SURRENDER        DEATH        SURRENDER        DEATH
YEAR        OUTLAY     INTEREST          VALUE         BENEFIT        VALUE         BENEFIT         VALUE         BENEFIT
----        ------     --------          -----         -------        -----         -------         -----         -------
1            1,043        1,095             43         150,000             0         150,000            0          150,000
2            1,043        2,245            822         150,000           677         150,000          537          150,000
3            1,043        3,452          1,160         150,000           862         150,000          589          150,000
4            1,043        4,720          2,193         150,000         1,681         150,000        1,229          150,000
5            1,043        6,051          3,334         150,000         2,537         150,000        1,859          150,000
6            1,043        7,449           ,596         150,000         3,430         150,000        2,479          150,000
7            1,043        8,917          5,985         150,000         4,360         150,000        3,086          150,000
8            1,043       10,458          7,965         150,000         5,776         150,000        4,128          150,000
9            1,043       12,076          9,649         150,000         6,779         150,000        4,705          150,000
10           1,043       13,775         11,501         150,000         7,818         150,000        5,265          150,000
15           1,043       23,632         24,818         150,000        14,466         150,000        8,661          150,000
 20          1,043       36,212         44,714         150,000        21,053         150,000       10,440          150,000
 24          1,043       48,736         69,187         150,000        26,909         150,000       11,198          150,000
AGE 60      1,043        98,914        213,311         285,837        44,436         150,000        7,676          150,000
AGE 65       1,043      132,294        347,975         424,530        51,322         150,000          438          150,000
AGE 70       1,043      174,896        562,165         652,111        54,772         150,000            0          150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                 DEATH BENEFIT TYPE: B(MATURITY AGE 95)
INITIAL PREMIUM: $690.00                       STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                           12.00%(10.33% NET)            6.00%(4.33% NET)             0.00%(-1.67% NET)
                                                          ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                   CURRENT                       CURRENT                    CURRENT
                        ACCUM-          END OF         END OF        END OF         END OF         END OF         END OF
END OF      TOTAL       ULATED         YEAR CASH        YEAR        YEAR CASH      YEAR CASH     YEAR CASH         YEAR
POLICY      ANNUAL       AT 5%         SURRENDER        DEATH       SURRENDER        DEATH       SURRENDER        DEATH
YEAR        OUTLAY     INTEREST          VALUE         BENEFIT        VALUE         BENEFIT        VALUE         BENEFIT
----        ------     --------          -----         -------        -----         -------        -----         -------
1              690         725               0         150,409             0         150,379            0        150,350
2              690       1,485             189         150,860           104         150,775           23        150,694
3              690       2,284             273         151,357           103         151,188            0        151,032
4              690       3,123             822         151,906           534         151,618          280        151,365
5              690       4,003           1,540         152,512         1,095         152,068          719        151,692
6              690       4,928           2,321         153,181         1,677         152,536        1,153        152,013
7              690       5,899           3,293         153,913         2,401         153,021        1,705        152,325
8              690       6,918           4,336         154,717         3,141         153,522        2,246        152,627
9              690       7,989           5,342         155,596         3,783         154,037        2,663        152,917
10             690       9,113           6,430         156,557         4,439         154,566        3,067        153,194
15             690      15,634          12,823         162,823         7,350         157,350        4,307        154,307
20             690      23,956          22,372         172,372        10,186         160,186        4,806        154,806
24             690      32,242          33,507         183,507        12,298         162,298        4,617        154,617
AGE 60                  65,437          92,981         242,981        14,681         164,681            0        150,000
AGE 65                  87,519         144,357         294,357        11,348         161,348            0        150,000
AGE 70                 115,703         222,184         372,184         1,832         151,832            0        150,000

                                                     ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                     12.00%(10.33% NET)           6.00%(4.33% NET)            0.00%(-1.67% NET)
                                                    ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
            PLANNED PREMIUMS             CURRENT                     CURRENT                     CURRENT
                      ACCUM-      END OF         END OF        END OF       END OF        END OF         END OF
END OF       TOTAL    ULATED     YEAR CASH        YEAR       YEAR CASH    YEAR CASH     YEAR CASH         YEAR
POLICY       ANNUAL    AT 5%     SURRENDER        DEATH      SURRENDER      DEATH       SURRENDER        DEATH
YEAR        OUTLAY   INTEREST      VALUE         BENEFIT       VALUE       BENEFIT        VALUE         BENEFIT
----        ------   --------      -----         -------       -----       -------        -----         -------
1            690         725            0        150,390           0      150,361             0         150,332
2            690       1,485          156        150,826          73      150,743             0         150,664
3            690       2,284          226        151,311          61      151,146             0         150,994
4            690       3,123          764        151,849         484      151,568           237         151,322
5            690       4,003        1,358        152,443         925      152,010           559         151,643
6            690       4,928        2,013        153,097       1,385      152,470           875         151,960
7            690       5,899        2,730        153,815       1,860      152,945         1,182         152,267
8            690       6,918        3,967        154,602       2,802      153,437         1,929         152,564
9            690       7,989        4,828        155,463       3,307      153,942         2,214         152,849
10           690       9,113        5,768        156,403       3,825      154,460         2,485         153,120
15           690      15,634       12,521        162,521       7,175      157,175         4,202         154,202
20           690      23,956       21,791        171,791       9,893      159,893         4,641         154,641
24           690      32,242       32,499        182,499      11,820      161,820         4,346         154,346
AGE 60                65,437       87,495        237,495      11,946      161,946             0         150,000
AGE 65                87,519      132,096        282,096       5,076      155,076             0         150,000
AGE 70               115,703      195,123        345,123           0      150,000             0         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                 DEATH BENEFIT TYPE: B(MATURITY AGE 95)
INITIAL PREMIUM: $2,274.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                  ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                     12.00%(10.33% NET)            6.00%(4.33% NET)         0.00%(-1.67% NET)
                                                    ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS            CURRENT                       CURRENT                   CURRENT
                       ACCUM-     END OF        END OF          END OF        END OF       END OF       END OF
END OF       TOTAL     ULATED    YEAR CASH       YEAR          YEAR CASH     YEAR CASH   YEAR CASH       YEAR
POLICY       ANNUAL     AT 5%    SURRENDER       DEATH         SURRENDER       DEATH     SURRENDER       DEATH
YEAR        OUTLAY    INTEREST     VALUE        BENEFIT          VALUE        BENEFIT      VALUE        BENEFIT
----        ------    --------     -----        -------          -----        -------      -----        -------
1            2,274      2,388        1,269       152,043         1,151        151,924       1,033       151,806
2            2,274      4,895        3,400       154,297         3,035        153,932       2,685       153,582
3            2,274      7,527        5,414       156,783         4,658        156,027       3,959       155,328
4            2,274     10,291        8,158       159,527         6,843        158,212       5,677       157,046
5            2,274     13,194       11,298       162,554         9,236        160,492       7,478       158,734
6            2,274     16,241       14,750       165,894        11,727        162,871       9,250       160,394
7            2,274     19,441       18,726       169,574        14,500        165,348      11,175       162,023
8            2,274     22,800       23,078       173,629        17,377        167,928      13,068       163,619
9            2,274     26,328       27,728       178,096        20,244        170,612      14,814       165,182
10           2,274     30,032       32,832       183,016        23,221        173,405      16,527       166,711
15           2,274     51,523       66,122       216,122        39,061        189,061      23,775       173,775
20           2,274     78,952      119,553       269,553        57,811        207,811      29,746       179,746
24           2,274    106,257      184,972       364,395        75,320        225,320      33,614       183,614
AGE 60          74    215,658      566,481       759,084       136,371        286,371      38,538       188,538
AGE 65          74    288,434      925,845     1,129,531       170,229        320,229      36,463       186,463
AGE 70          74    381,316    1,503,050     1,743,538       206,722        356,722      29,880       179,880

                                                 ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                      12.00%(10.33% NET)            6.00%(4.33% NET)        0.00%(-1.67% NET)
                                                    ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS             CURRENT                      CURRENT                   CURRENT
                       ACCUM-      END OF       END OF          END OF         END OF       END OF      END OF
END OF       TOTAL     ULATED    YEAR CASH       YEAR         YEAR CASH      YEAR CASH    YEAR CASH      YEAR
POLICY       ANNUAL     AT 5%    SURRENDER       DEATH        SURRENDER        DEATH      SURRENDER      DEATH
YEAR        OUTLAY    INTEREST     VALUE        BENEFIT         VALUE         BENEFIT       VALUE       BENEFIT
----        ------    --------     -----        -------         -----         -------       -----       -------
1            2,274      2,388        1,250       152,024         1,133        151,906       1,015       151,788
2            2,274      4,895        3,366       154,263         3,004        153,901       2,656       153,553
3            2,274      7,527        5,368       156,737         4,616        155,985       3,922       155,291
4            2,274     10,291        8,100       159,470         6,793        158,162       5,634       157,003
5            2,274     13,194       11,115       162,484         9,065        160,434       7,317       158,686
6            2,274     16,241       14,442       165,811        11,435        162,804       8,972       160,341
7            2,274     19,441       18,107       169,476        13,903        165,273      10,595       161,964
8            2,274     22,800       22,596       173,515        16,924        167,843      12,637       163,556
9            2,274     26,328       27,044       177,963        19,598        170,517      14,194       165,113
10           2,274     30,032       31,943       182,862        22,379        173,298      15,717       166,636
15           2,274     51,523       65,820       215,820        38,886        188,886      23,670       173,670
20           2,274     78,952      118,972       268,972        57,518        207,518      29,581       179,581
24           2,274    106,257      183,967       362,414        74,841        224,841      33,343       183,343
AGE 60          74    215,658      560,628       751,242       133,642        283,642      36,745       186,745
AGE 65          74    288,434      912,444     1,113,182       163,975        313,975      32,285       182,285
AGE 70          74    381,316    1,472,013     1,707,535       192,868        342,868      20,674       170,674

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                       12.00%(10.33% NET)          6.00%(4.33% NET)           0.00%(-1.67% NET)
                                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS               CURRENT                    CURRENT                    CURRENT
                      ACCUM-         END OF        END OF       END OF        END OF       END OF       END OF
END OF       TOTAL    ULATED       YEAR CASH       YEAR        YEAR CASH    YEAR CASH    YEAR CASH       YEAR
POLICY       ANNUAL   AT 5%        SURRENDER       DEATH       SURRENDER      DEATH      SURRENDER       DEATH
YEAR        OUTLAY   INTEREST        VALUE        BENEFIT        VALUE       BENEFIT       VALUE        BENEFIT
----        ------   --------        -----        -------        -----       -------       -----        -------
1           2,190      2,300           360        250,000          254       250,000         149        250,000
2           2,190      4,714         2,046        250,000        1,730       250,000       1,428        250,000
3           2,190      7,249         2,707        250,000        2,064       250,000       1,472        250,000
4           2,190      9,911         4,851        250,000        3,747       250,000       2,771        250,000
5           2,190     12,706         7,371        250,000        5,657       250,000       4,204        250,000
6           2,190     15,641        10,090        250,000        7,600       250,000       5,573        250,000
7           2,190     18,723        13,430        250,000        9,976       250,000       7,278        250,000
8           2,190     21,958        17,006        250,000       12,379       250,000       8,914        250,000
9           2,190     25,356        20,662        250,000       14,628       250,000      10,298        250,000
10          2,190     28,923        24,610        250,000       16,907       250,000      11,613        250,000
15          2,190     49,620        48,130        250,000       26,955       250,000      15,332        250,000
20          2,190     76,035        84,135        250,000       36,447       250,000      15,936        250,000
24          2,190    102,332       127,961        250,000       43,135       250,000      13,653        250,000
AGE 60         90     76,035        84,135        250,000       36,447       250,000      15,936        250,000
AGE 65         90    109,748       141,910        250,000       44,550       250,000      12,569        250,000
AGE 70         90    152,776       238,744        276,943       48,863       250,000       2,874        250,000

                                                ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                      12.00%(10.33% NET)          6.00%(4.33% NET)         0.00%(-1.67% NET)
                                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS              CURRENT                    CURRENT                   CURRENT
                      ACCUM-       END OF         END OF       END OF        END OF      END OF         END OF
END OF       TOTAL    ULATED      YEAR CASH        YEAR       YEAR CASH     YEAR CASH   YEAR CASH        YEAR
POLICY      ANNUAL     AT 5%      SURRENDER        DEATH      SURRENDER       DEATH     SURRENDER        DEATH
YEAR        OUTLAY   INTEREST       VALUE         BENEFIT       VALUE        BENEFIT      VALUE         BENEFIT
----        ------   --------       -----         -------       -----        -------      -----         -------
1           2,190      2,300           248        250,000          145       250,000          44        250,000
2           2,190      4,714         1,802        250,000        1,500       250,000       1,212        250,000
3           2,190      7,249         2,307        250,000        1,696       250,000       1,135        250,000
4           2,190      9,911         4,265        250,000        3,223       250,000       2,304        250,000
5           2,190     12,706         6,378        250,000        4,768       250,000       3,406        250,000
6           2,190     15,641         8,653        250,000        6,325       250,000       4,434        250,000
7           2,190     18,723        11,105        250,000        7,888       250,000       5,383        250,000
8           2,190     21,958        14,499        250,000       10,204       250,000       7,001        250,000
9           2,190     25,356        17,352        250,000       11,769       250,000       7,784        250,000
10          2,190     28,923        20,428        250,000       13,326       250,000       8,474        250,000
15          2,190     49,620        41,811        250,000       22,598       250,000      12,213        250,000
20          2,190     76,035        69,881        250,000       27,286       250,000       9,642        250,000
24          2,190    102,332       101,903        250,000       26,890       250,000       2,681        250,000
AGE 60         90     76,035        69,881        250,000       27,286       250,000       9,642        250,000
AGE 65         90    109,748       111,748        250,000       25,781       250,000           0        250,000
AGE 70         90    152,776       178,330        250,000        9,994       250,000           0        250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $3,376.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                        ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                           12.00%(10.33% NET)            6.00%(4.33% NET)             0.00%(-1.67% NET)
                                                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                  CURRENT                       CURRENT                        CURRENT
                        ACCUM-         END OF          END OF         END OF         END OF        END OF           END OF
END OF      TOTAL       ULATED        YEAR CASH         YEAR        YEAR CASH      YEAR CASH     YEAR CASH           YEAR
POLICY      ANNUAL       AT 5%        SURRENDER         DEATH       SURRENDER        DEATH       SURRENDER           DEATH
YEAR        OUTLAY     INTEREST         VALUE          BENEFIT        VALUE         BENEFIT        VALUE            BENEFIT
----        ------     --------         -----          -------        -----         -------        -----            -------
1            3,376       3,545           1,284         250,000         1,112         250,000          940           250,000
2            3,376       7,267           4,254         250,000         3,728         250,000        3,224           250,000
3            3,376      11,175           5,724         250,000         4,639         250,000        3,639           250,000
4            3,376      15,279           9,526         250,000         7,648         250,000        5,985           250,000
5            3,376      19,587          13,881         250,000        10,946         250,000        8,449           250,000
6            3,376      24,111          18,631         250,000        14,342         250,000       10,837           250,000
7            3,376      28,862          24,433         250,000        18,451         250,000       13,760           250,000
8            3,376      33,850          30,713         250,000        22,661         250,000       16,602           250,000
9            3,376      39,087          37,344         250,000        26,794         250,000       19,181           250,000
10           3,376      44,586          44,565         250,000        31,038         250,000       21,679           250,000
15           3,376      76,492          89,477         250,000        51,484         250,000       30,341           250,000
20           3,376     117,212         161,720         250,000        74,246         250,000       35,587           250,000
24           3,376     157,751         252,517         313,121        94,756         250,000       37,113           250,000
AGE 60          76     117,212         161,720         250,000        74,246         250,000       35,587           250,000
AGE 65          76     169,183         281,265         343,144       100,225         250,000       37,018           250,000
AGE 70          76     235,512         474,267         550,149       129,898         250,000       32,710           250,000

                                                       ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                          12.00%(10.33% NET)             6.00%(4.33% NET)             0.00%(-1.67% NET)
                                                          ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                  CURRENT                        CURRENT                       CURRENT
                        ACCUM-         END OF          END OF         END OF          END OF        END OF          END OF
END OF      TOTAL       ULATED        YEAR CASH         YEAR        YEAR CASH       YEAR CASH     YEAR CASH          YEAR
POLICY      ANNUAL       AT 5%        SURRENDER         DEATH       SURRENDER         DEATH       SURRENDER          DEATH
YEAR        OUTLAY     INTEREST         VALUE          BENEFIT        VALUE          BENEFIT        VALUE           BENEFIT
----        ------     --------         -----          -------        -----          -------        -----           -------
1            3,376       3,545           1,172         250,000         1,003         250,000          835           250,000
2            3,376       7,267           4,012         250,000         3,500         250,000        3,009           250,000
3            3,376      11,175           5,328         250,000         4,275         250,000        3,305           250,000
4            3,376      15,279           8,948         250,000         7,131         250,000        5,523           250,000
5            3,376      19,587          12,901         250,000        10,068         250,000        7,661           250,000
6            3,376      24,111          17,216         250,000        13,083         250,000        9,711           250,000
7            3,376      28,862          21,928         250,000        16,175         250,000       11,671           250,000
8            3,376      33,850          27,829         250,000        20,095         250,000       14,288           250,000
9            3,376      39,087          33,463         250,000        23,345         250,000       16,061           250,000
10           3,376      44,586          39,629         250,000        26,670         250,000       17,733           250,000
15           3,376      76,492          83,605         250,000        47,374         250,000       27,360           250,000
20           3,376     117,212         149,322         250,000        65,921         250,000       29,683           250,000
24           3,376     157,751         232,254         287,995        80,589         250,000       26,979           250,000
AGE 60          76     117,212         149,322         250,000        65,921         250,000       29,683           250,000
AGE 65          76     169,183         258,571         315,457        84,062         250,000       25,370           250,000
AGE 70          76     235,512         433,771         503,175        98,943         250,000        9,099           250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                       ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                          12.00%(10.33% NET)             6.00%(4.33% NET)            0.00%(-1.67% NET)
                                                          ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                  CURRENT                       CURRENT                      CURRENT
                        ACCUM-         END OF         END OF         END OF           END OF       END OF        END OF
END OF      TOTAL       ULATED        YEAR CASH        YEAR        YEAR CASH        YEAR CASH    YEAR CASH        YEAR
POLICY      ANNUAL      AT 5%         SURRENDER        DEATH       SURRENDER          DEATH      SURRENDER        DEATH
YEAR        OUTLAY     INTEREST         VALUE         BENEFIT        VALUE           BENEFIT       VALUE         BENEFIT
----        ------     --------         -----         -------        -----           -------       -----         -------
1            2,190       2,300             356         251,676           251         251,570          146        251,465
2            2,190       4,714           2,034         253,485         1,719         253,170        1,418        252,869
3            2,190       7,249           2,682         255,447         2,042         254,806        1,453        254,217
4            2,190       9,911           4,804         257,569         3,708         256,473        2,739        255,504
5            2,190      12,706           7,294         259,872         5,596         258,173        4,154        256,732
6            2,190      15,641           9,972         262,362         7,509         259,898        5,502        257,892
7            2,190      18,723          13,255         265,055         9,846         261,645        7,182        258,981
8            2,190      21,958          16,756         267,965        12,200         263,409        8,787        259,996
9            2,190      25,356          20,315         271,121        14,389         265,195       10,135        260,941
10           2,190      28,923          24,136         274,539        16,595         266,998       11,409        261,812
15           2,190      49,620          46,321         296,321        25,996         275,996       14,822        264,822
20           2,190      76,035          78,398         328,398        34,045         284,045       14,922        264,922
24           2,190     102,332         114,515         364,515        38,564         288,564       12,103        262,103
AGE 60          90      76,035          78,398         328,398        34,045         284,045       14,922        264,922
AGE 65          90     109,748         125,375         375,375        39,235         289,235       10,877        260,877
AGE 70          90     152,776         193,546         443,546        38,133         288,133          636        250,636

                                                ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                           12.00%(10.33% NET)            6.00%(4.33% NET)             0.00%(-1.67% NET)
                                                ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                  CURRENT                        CURRENT                     CURRENT
                        ACCUM-         END OF          END OF          END OF         END OF        END OF       END OF
END OF      TOTAL       ULATED        YEAR CASH         YEAR         YEAR CASH      YEAR CASH     YEAR CASH       YEAR
POLICY      ANNUAL      AT 5%         SURRENDER         DEATH        SURRENDER        DEATH       SURRENDER       DEATH
YEAR        OUTLAY     INTEREST         VALUE          BENEFIT         VALUE         BENEFIT        VALUE        BENEFIT
----        ------     --------         -----          -------         -----         -------        -----        -------
1            2,190       2,300             243         251,563           141         251,461           40        251,359
2            2,190       4,714           1,788         253,239         1,488         252,939        1,200        252,651
3            2,190       7,249           2,277         255,042         1,670         254,435        1,112        253,877
4            2,190       9,911           4,210         256,975         3,178         255,942        2,266        255,031
5            2,190      12,706           6,289         259,053         4,697         257,462        3,349        256,114
6            2,190      15,641           8,516         261,281         6,218         258,983        4,352        257,117
7            2,190      18,723          10,902         263,667         7,736         260,501        5,271        258,036
8            2,190      21,958          14,209         266,223         9,997         262,011        6,854        258,869
9            2,190      25,356          16,948         268,963        11,493         263,508        7,596        259,611
10           2,190      28,923          19,878         271,893        12,965         264,980        8,240        260,254
15           2,190      49,620          39,692         289,692        21,490         271,490       11,635        261,635
20           2,190      76,035          63,032         313,032        24,521         274,521        8,544        258,544
24           2,190     102,332          85,609         335,609        21,781         271,781        1,224        251,224
AGE 60          90      76,035          63,032         313,032        24,521         274,521        8,544        258,544
AGE 65          90     109,748          91,620         341,620        19,916         269,916            0        250,000
AGE 70          90     152,776         121,808         371,808             0         250,000            0        250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $7,541.00                     STATED AMOUNT INCLUDES CASH VALUE

                                                  SUMMARY OF VALUES AND BENEFITS

                                                       ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                         12.00%(10.33% NET)              6.00%(4.33% NET)            0.00%(-1.67% NET)
                                                          ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                  CURRENT                       CURRENT                      CURRENT
                        ACCUM-         END OF          END OF          END OF        END OF        END OF        END OF
END OF      TOTAL       ULATED        YEAR CASH         YEAR         YEAR CASH     YEAR CASH     YEAR CASH        YEAR
POLICY      ANNUAL      AT 5%         SURRENDER         DEATH        SURRENDER       DEATH       SURRENDER        DEATH
YEAR        OUTLAY     INTEREST         VALUE          BENEFIT         VALUE        BENEFIT        VALUE         BENEFIT
----        ------     --------         -----          -------         -----        -------        -----         -------
1            7,541       7,918           5,366         257,196         4,961         256,790        4,555        256,385
2            7,541      16,232          12,855         265,095        11,596         263,836       10,386        262,626
3            7,541      24,962          19,949         273,777        17,327         271,154       14,904        268,731
4            7,541      34,128          29,485         283,313        24,921         278,748       20,868        274,695
5            7,541      43,752          40,155         293,795        32,993         286,633       26,883        280,522
6            7,541      53,858          51,858         305,310        41,359         294,811       32,753        286,206
7            7,541      64,469          65,310         317,960        50,640         303,290       39,093        291,742
8            7,541      75,610          80,010         331,856        60,230         312,077       45,283        297,129
9            7,541      87,309          95,902         347,133        69,960         321,191       51,144        302,375
10           7,541      99,592         113,309         363,925        80,024         330,639       56,858        307,474
15           7,541     170,860         226,387         476,387       133,129         383,129       80,592        330,592
20           7,541     261,818         406,738         656,738       194,950         444,950       99,181        349,181
24           7,541     352,369         626,856         876,856       251,508         501,508      110,079        360,079
AGE 60          41     261,818         406,738         656,738       194,950         444,950       99,181        349,181
AGE 65          41     377,906         696,188         946,188       266,630         516,630      112,141        362,141
AGE 70          41     526,066       1,160,945       1,410,945       347,764         597,764      117,547        367,547

                                                       ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                          12.00%(10.33% NET)            6.00%(4.33% NET)             0.00%(-1.67% NET)
                                                          ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
             PLANNED PREMIUMS                  CURRENT                       CURRENT                      CURRENT
                        ACCUM-         END OF         END OF          END OF         END OF        END OF        END OF
END OF      TOTAL       ULATED        YEAR CASH        YEAR         YEAR CASH       YEAR CASH    YEAR CASH        YEAR
POLICY      ANNUAL      AT 5%         SURRENDER        DEATH        SURRENDER        DEATH       SURRENDER        DEATH
YEAR        OUTLAY     INTEREST         VALUE         BENEFIT         VALUE         BENEFIT        VALUE         BENEFIT
----        ------     --------         -----         -------         -----         -------        -----         -------
             7,541       7,918           5,253         257,083         4,851         256,681        4,449        256,279
2            7,541      16,232          12,610         264,850        11,364         263,604       10,168        262,408
3            7,541      24,962          19,544         273,372        16,955         270,782       14,564        268,391
4            7,541      34,128          28,892         282,719        24,390         278,218       20,395        274,223
5            7,541      43,752          39,150         292,977        32,094         285,922       26,077        279,905
6            7,541      53,858          50,402         304,229        40,068         293,896       31,603        285,430
7            7,541      64,469          62,745         316,573        48,319         302,146       36,970        290,797
8            7,541      75,610          77,038         330,116        57,603         310,680       42,926        296,003
9            7,541      87,309          91,899         344,976        66,427         319,505       47,968        301,045
10           7,541      99,592         108,203         361,280        75,545         328,623       52,840        305,917
15           7,541     170,860         219,766         469,766       128,628         378,628       77,407        327,407
20           7,541     261,818         391,404         641,404       185,440         435,440       92,809        342,809
24           7,541     352,369         598,038         848,038       234,758         484,758       99,213        349,213
AGE 60          41     261,818         391,404         641,404       185,440         435,440       92,809        342,809
AGE 65          41     377,906         662,547         912,547       247,352         497,352       99,708        349,708
AGE 70          41     526,066       1,089,597       1,339,597       309,546         559,546       93,546        343,546

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                                    PART II

                               OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT



This registration statement comprises the following papers and documents:

The facing sheet

The prospectus consisting of 57 pages

The signatures

Written consents of the following persons:

        KPMG Peat Marwick LLP

        Jones & Blouch L.L.P.

        Ronald L. Benedict, Esq.

        David W. Cook, FSA, MAAA

Exhibits:

        All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

        (1) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on June 7, 1985 (File no. 2-98265).

        (2)(a) Agreement of Custodianship between the Depositor and The Provident Bank was filed as Exhibit 5 of the Registrant's registration statement on Form S-6, Post-effective Amendment no. 2, on March 22, 1988.

        (2)(b)      Amendment to Agreement of Custodianship was filed as
                    Exhibit 4 of the Registrant's Form S-6, Post-effective Amendment no. 3, on April 20, 1989.

        (3)(a) Distribution and Service Agreement between the Depositor and The O.N. Equity Sales Company was filed as Exhibit 6 of the Registrant's Form S-6, Post-effective Amendment no. 3 on April 20, 1989.

        (3)(b) Registered Representative's Sales Contract with Variable Life Supplement was filed as Exhibit (3)(b) of the Registrant's Form S-6, Post-effective Amendment no. 5, on April 18, 1991.

        (3)(c) Schedule of Sales Commissions was filed as Exhibit 1.(3)(c) of the Registrant's Form S-6 on October 15, 1986.

        (5) Flexible Premium Variable Life Insurance Policy, form 86-VL-2, was filed as Exhibit 1.(5) of the Registrant's Form S-6 on October 15, 1986.

        (6)(a)      Articles of Incorporation of the Depositor were filed as
                    Exhibit 1.(6)(a) of the Registrant's Form S-6 on June 7,
                    1985.
        (6)(b) Code of Regulations (by-laws) of the Depositor were filed as Exhibit 1.(6)(b) of the Registrant's Form S-6 on June 7, 1985.

        (8) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on June 7, 1985.

        (10) Form of Application was filed as Exhibit 1.(10) of the Registrant's Form S-6 on June 7, 1985.

        (11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts was filed as Exhibit 1.(11) of the Registrant's Form S-6 on October 15, 1986.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of l940, the registrant, Ohio National Variable Account R, has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Cincinnati and State of Ohio on the 28th day of February, 1996.



                                 OHIO NATIONAL VARIABLE ACCOUNT R
                                            (Registrant)

                                 By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                                 (Depositor)



                                 By  /s/ Donald J. Zimmerman
                                     -----------------------------------------
                                     Donald J. Zimmerman
                                     Senior Vice President, Insurance Operations



Attest:



 /s/ Ronald L. Benedict
-----------------------
Ronald L. Benedict
Assistant Secretary

Pursuant to the requirements of the Securities Act of l933, the depositor has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and the State of Ohio on the 28th day of February, 1996.

                            OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                          (Depositor)



                            By   /s/ Donald J. Zimmerman
                                 -----------------------------------------------
                                     Donald J. Zimmerman
                                     Senior Vice President, Insurance Operations

Attest:

 /s/ Ronald L. Benedict
-----------------------
Ronald L. Benedict
Assistant Secretary

Pursuant to the requirements of the Securities Act of l933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature                                       Title                                   Date
---------                                       -----                                   ----
                                                Chairman, President
                                                and Chief Executive
/s/ David B. O'Maley                            Officer and Director                    February 28, 1996
-----------------------------
David B. O'Maley
                                                Senior Vice President
                                                and Chief Investment
/s/ Joseph P. Brom                              Officer and Director                    February 28, 1996
-----------------------------
Joseph P. Brom
                                                Senior Vice President
                                                and Chief Financial Officer
/s/ Ronald J. Dolan                             and Director                            February 28, 1996
----------------------------
Ronald J. Dolan
                                                Senior Vice President and
                                                General Counsel and
/s/ Stuart G. Summers                           Director                                February 28, 1996
-----------------------------
Stuart G. Summers

                                                Senior Vice President,
                                                Insurance Operations &
/s/ Donald J. Zimmerman                         Secretary and Director                  February 28, 1996
-----------------------------
Donald J. Zimmerman
                                                Vice President,
                                                Financial Control
                                                (Principal Accounting
/s/ Paul L. Bergmann                            Officer)                                February 28,1996
-----------------------------
Paul L. Bergmann

                         INDEX OF CONSENTS AND EXHIBITS

                                                               Page Number
Exhibit                                                        in Sequential
Number         Description                                     Numbering System
-------        -----------                                     ----------------
               Consent of KPMG Peat Marwick LLP

               Consent of Jones & Blouch L.L.P.

               Consent of Ronald L. Benedict, Esq.

               Consent of David W. Cook, FSA, MAAA

                                    CONSENTS

The Board of Directors
    Ohio National Life Assurance Corporation:

We consent to the inclusion of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                              KPMG Peat Marwick LLP

February 29, 1996

                             JONES & BLOUCH L.L.P.
                       1025 Thomas Jefferson Street, N.W
                                 Suite 405 West
                             Washington, D.C. 20007


                               February 29, 1996

Board of Directors
Ohio National Life Assurance Corporation
237 William Howard Taft Road
Cincinnati, OH 45219

   Re:    Ohio National Variable Account R
          Registration Statement on Form S-6
          File No. 2-98265
          ----------------------------------

Dear Sirs:

         We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in post-effective amendment No. 11 to the above-referenced registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.



                                        Very truly yours,


                                        /s/ Jones & Blouch L.L.P.
                                        -------------------------
                                        Jones & Blouch L.L.P.

             [OHIO NATIONAL LIFE ASSURANCE CORPORATION Letterhead]


                               February 28, 1996


The Board of Directors
Ohio National Life Assurance Corporation
237 William Howard Taft Road
Cincinnati, Ohio  45219


Re:  Ohio National Variable Account R
     File Nos. 2-98265 and 811-4320
     Post-Effective Amendment No. 11


Gentlemen:


The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statement on Form S-6 of the above captioned registrant.


                                        Sincerely,



                                        Ronald L. Benedict
                                        Assistant Secretary and
                                        Legal Counsel

             [OHIO NATIONAL LIFE ASSURANCE CORPORATION Letterhead]

                               February 28, 1996


Ohio National Life Assurance Corporation
237 William Howard Taft Road
Cincinnati, Ohio  45219


Re:  Ohio National Variable Account R
     File Nos. 2-98265 and 811-4320
     Post-Effective Amendment No. 11


Gentlemen:


I hereby consent to the use of my name under the heading "Experts" in the prospectus included in the post-effective amendment to the above-captioned registration statement on form S-6.


                                        Sincerely,



                                        David W. Cook, FSA, MAAA
                                        Senior Vice President and Actuary